ISDA®

International Swap Dealers Association, Inc.

MASTER AGREEMENT

dated as of February 16, 2000

NATIONAL CITY BANK and ASSOCIATED ESTATES REALTY CORPORATION have entered and/or anticipate entering into one or more transaction (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:-

1. Interpretation

(a) Definitions. The terms defined in Section 12 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2. Obligations.

(a). General Conditions.

(i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing , (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated, and (3) each other applicable condition precedent specified in this Agreement.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable: --

(i) in the same currency; and

(ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately to each pairing of branches or offices through which the parties make and receive payments or deliveries.

(d) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into) that:

(a) Basic Representations.

(i) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

(ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

(iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Documents to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v) Obligations. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:-

(a) Furnish Specified Information. It will deliver to the other party any forms, documents or certificates specified in the Schedule or any Confirmation by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorizations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

5. Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:-

(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(d) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(d) or to give notice of a Termination Event) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii) Credit Support Default.

(1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

(2) The expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

(3) The party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv) Misrepresentations. A representation made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: -

(1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petitioned instituted or presented against it, such proceeding or petition (a) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (b) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all of its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:-

(1) the resulting, surviving or transferred entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

(2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (ii) below or an Additional Termination Event if the event is specified pursuant to (iii) below:-

(i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):-

(1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

(2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

(ii) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

(iii) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6. Early Termination.

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(viii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event.

(i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party; may reasonably require.

(ii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6 (b)(i) on action to avoid that Termination Event.

(iii) Rights to Terminate. If:-

(1) an agreement under Section 6(b)(ii) has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2) an Illegality other than that referred to in Section 6(b)(ii), a Credit Event Upon Merger or an Additional Termination Event occurs,

either party in the case of an Illegality, any Affected Party in the case of an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) Effect of Designation.

(i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

(ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(d) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

(i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

(ii) Payment Date. An amount calculated as being due in respect of an Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment), from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i) Events of Default. If the Early Termination Date results from an Event of Default:-

(1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (a) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Unpaid Amounts owing to the Non-defaulting Party over (B) the Unpaid Amounts owing to the Defaulting Party.

(2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Unpaid Amounts owing to the Non-defaulting Party less (B) the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii) Termination Events. If the Early Termination Date results from a Termination Event:-

(1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2) Two Affected Parties. If there are two Affected Parties:-

(A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Unpaid Amounts owing to X less (II) the Unpaid Amounts owing to Y; and

(B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7. Transfer

Neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:-

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8. Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on a electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided int his Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

(i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

9. Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out- of-pocket expenses, including legal fees, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

10. Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:-

(i) if in writing and delivered in person or by courier, on the date it is delivered;

(ii) if sent by telex, on the date the recipient's answerback is received;

(iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

(iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

11. Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:-

(i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

(ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgment Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

12. Definitions

As used in this Agreement:-

"Additional Termination Event" has the meaning specified in Section 5(c).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:-

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"consent" includes a consent, approval, action, authorization, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merge" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iii).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Law" includes any treaty, law, rule or regulation and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located, and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party, but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include party's legal fees and out-of-pocket expenses referred to under Section 9. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed by a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right of requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of: -

(a) the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated

Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions, and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Terminated Event" means an Illegality or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date, and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

NATIONAL CITY BANK ASSOCIATED ESTATES REALTY CORPORATION

By: /s/ J. Andrew Dunham By: Greg Golz

Senior Vice President Vice President

SCHEDULE

to the

Master Agreement

dated as of February 16, 2000

Between National City Bank ("Party A") and Associated Estates Realty Corp. ("Party B").

PART 1

Termination Provisions

(a) "Specified Entity" means in relation to Party A for the purpose of:

Section 5(a)(v), None

Section 5(a)(vi), None

Section 5(a)(vii), None

Section 5(b)(ii), None

in relation to Party B for the purpose of:

Section 5(a)(v), None

Section 5(a)(vi), None

Section 5(a)(vii), None

Section 5(b)(ii), None

(b) "Specified Transaction" will have the meaning specified in Section 12 of this Agreement.

(c) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and Party B, but shall exclude any payment default that results solely from wire transfer difficulties or an error or omission of an administrative or operational nature (so long as sufficient funds are available to the relevant party on the relevant date) but only if payment is made within three business days after such transfer difficulties have been corrected or the error or omission has been discovered.

(d) "Specified Indebtedness" will have the meaning specified in Section 12 of this Agreement.

(e) "Threshold Amount" means:

for Party A: $10,000,000 (Ten Million Dollars).

for Party B: $1,000,000 (One Million Dollars).

(f) The "Credit Event Upon Merger" provisions of Section 5(b)(ii) will apply to Party A or Party B.

(g) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or Party B.

(h) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i) Market Quotation will apply

(ii) The Second Method will apply.

(i) Additional Termination Event. For purpose of Section 5(b)(iii) of this Agreement, it shall be an "Additional Termination Event" with Party B being the Affected Party if any Credit Support Document expires, terminates or fails or ceases to be in full force and effect for the purpose of this Agreement in accordance with its terms prior to the satisfaction of all obligations of Party B under each Transaction and (ii) the occurrence of an "Optional Early Termination Date" as defined in the Confirmation.

PART 2

Agreement to Deliver Documents

For the purpose of Section 4(a) of this Agreement, Party A and Party B agree to deliver the following documents:

(a) Quarterly and annual financial statements when requested by Party A.

PART 3

Miscellaneous

(a) Addresses for Notices. For the purpose of Section 10(a) of this Agreement:

Address for notices or communications to Party A:

Address: 1900 East Ninth Street, Cleveland, Ohio 44114

Attention: Barbara Demaline LOC 2217

Facsimile No.: (216) 420-9514 Telephone No.: (216) 575-3247

Address for notices or communications to Party B:

Address: 5205 Swetland Court, Richmond Heights, OH 44143

Attention: Gregory Golz, Vice President

Facsimile No.: (708) 771-2968 Telephone No.: (708) 771-2969

(b) Calculation Agent. The Calculation Agent is Party A.

Credit Support Document.

1.) Open End Mortgage Deed and Security Agreement dated February 16, 2000 from Party B to Party A;

2.) Assignment of Leases, Rents, Contracts, Income, and Proceeds dated as of February 16, 2000, from Party B to Party A.

3). ISDA Credit Support Annex to the Schedule dated as of February 16, 2000, between Party A and Party B.

(d) Credit Support Provider. Party B

(e) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine.

(f) Definitions. Section 12 is modified as follows:

"(i) "Default Rate" means Prime + 2%."

(g) Payments. Party A will make/receive interest payments to/from Party B by credit/debit to the account of Party B at a bank and account as specified in the trade confirmation.

In the event that Party B must deliver Collateral to Party A, Party B will deliver collateral to Party A, by wire transfer to the account of Party A, as follows:

FED CLEVELAND

ABA 041000124

NATL CITY CLE\INV

ACCOUNT 1030

PART 4

Other Provisions

Event of Default. Each Party agrees to notify the other party of the occurrence of any Event of Default or Potential Event of Default immediately upon learning of the occurrence thereof.

Right To Set-off. Section 6(f) is added to the Master Agreement reading as follows:

(f) Set-off. Any amount (the "Early Termination Amount") payable to one party (the "Payee") by the other party (the "Payer") under Section 6(e), in circumstances where there is a Defaulting Party or one Affected Party in the case where a Termination Event under Section 5(b)(iii) has occurred, will, at the option of the party ("X") other than the Defaulting Party or the Affected Party (and without prior notice to the Defaulting Party or Affected Party), be reduced by its set-off against any amount(s) (the "Other Agreement Amount") payable (whether at such time or in the future or upon the occurrence of a contingency) by the Payee to the Payer under any other agreement(s) between the Payee and the Payer or instrument(s) or undertaking(s) issued or executed by one party to, or in favor of, the other party (and the Other Agreement Amount shall be discharged promptly and in all respects to the extent it is so set-off), X will give notice to the other party of any set-off effected under this Section 6(f).

"If an obligation is unascertained, X may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

"Nothing in this Section 6(f) shall be effective to create a charge or other security interest. This Section 6(f) shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise)."

Disclaimer: In entering into this agreement, Party B understands that there is no assurance as to the direction in which interest rates in financial markets may move in the future and that Party A makes no covenant, representation, or warranty in this regard or in regard to the suitability of the terms of the Agreement or any Transaction to the particular needs and financial situation of Party B. Party B represents, which representation shall be deemed repeated with respect to and at the time of each Transaction, that it has had the opportunity, independently of Party A and Party A's affiliates, officers, employees, and agents, to consult its own financial advisors and has determined that it is in Party B's interest to enter into the Agreement and any Transaction.

Pari Passu: It is the intent of the parties hereto that the obligations arising pursuant to the Transaction shall be treated pari passu with all senior indebtedness, liabilities and obligations of each such party.

(Signature Page Follows)

NATIONAL CITY BANK

By: /s/ J. Andrew Dunham

Title: Senior Vice President

Date: February 16, 2000

ASSOCIATED ESTATES REALTY CORP.

By: /s/ Gregory Golz

Title: Vice President

Date: February 16, 2000

ISDA®

International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX

to the Schedule to the

ISDA Master Agreement

dated as of February 16, 2000

between

National City Bank and Associated Estates Realty Corp.

("Party A") ("Party B")

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

Paragraph 1. Interpretation

(a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) Secured Party and Pledgor. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2. Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

Paragraph 3. Credit Support Obligations

(a) Delivery Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the amount by which:

(i) the Credit Support Amount

exceeds

(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) Return Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Pledger on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Return Amount" applicable to the Secured Party for any Valuation Date will equal the amount by which:

(i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

(ii) the Credit Support Amount.

"Credit Support Amount" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph 4. Conditions Precedent, Transfer Timing, Calculations and Substitutions

(a) Conditions Precedent. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

(i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

(ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d) Substitutions.

(i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

(ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledger in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 5. Dispute Resolution

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (I) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

(i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

(A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

(B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

(C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

(ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraph 4(a) and 4(b), make the appropriate Transfer.

Paragraph 6. Holding and Using Posted Collateral

(a) Care of Posted Collateral. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b) Eligibility to Hold Posted Collateral; Custodians.

(i) General. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledger of the appointment of a Custodian, the Pledgor's Obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

(ii) Failure to Satisfy Conditions. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfys those conditions.

(iii) Liability. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) Use of Posted Collateral. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

(i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

(ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d) Distributions and Interest Amount.

(i) Distributions. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

(ii) Interest Amount. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7. Events of Default

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

(i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

(ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

(iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Paragraph 8.

Certain Rights and Remedies

(a) Secured Party's Rights and Remedies. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

(i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

(ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

(iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

(iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b) Pledgor's Rights and Remedies. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

(i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

(ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

(iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

(iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

(A) Set-off any amounts payable to the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

(B) to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) Deficiencies and Excess Proceeds. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) Final Returns. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9. Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

(i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

(ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

(iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

(iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

Paragraph 10. Expenses

(a) General. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) Posted Credit Support. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) Liquidation Application of Posted Credit Support. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11. Miscellaneous

(a) Default Interest. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) Further Assurances. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financial statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) Further Protection. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledger or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d) Good Faith and Commercially Reasonable Manner. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) Demands and Notices. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 12. Definitions

As used in this Annex: ---

"Cash" means the lawful currency of the United States of America.

"Credit Support Amount" has the meaning specified in Paragraph 3.

"Custodian" has the meaning specified in Paragraphs 6(b)(i) and 13.

"Delivery Amount" has the meaning specified in Paragraph 3(a).

"Disputing Party" has the meaning specified in Paragraph 5.

"Distributions" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"Eligible Collateral" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Eligible Credit Support" means Eligible Collateral and Other Eligible Support.

"Exposure" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

(x) the amount of that Cash on that day; multiplied by

(y) the Interest Rate in effect for that day; divided by

(z) 360.

"Interest Period" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"Interest Rate" means the rate specified in Paragraph 13.

"Local Business Day", unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Notification Time" has the meaning specified in Paragraph 13.

"Obligations" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"Other Eligible Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Other Posted Support" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"Pledgor" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"Posted Collateral" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"Posted Credit Support" means Posted Collateral and Other Posted Support.

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"Resolution Time" has the meaning specified in Paragraph 13.

"Return Amount" has the meaning specified in Paragraph 3(b).

"Secured Party" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"Specified Condition" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"Substitute Credit Support" has the meaning specified in Paragraph 4(d)(i).

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

"Threshold" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Transfer" means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

(i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

(ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

(iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with, to result in a legally effective transfer of the relevant interest to the recipient; and

(iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"Valuation Agent" has the meaning specified in Paragraph 13.

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 13.

"Valuation Percentage" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"Valuation Time" has the meaning specified in Paragraph 13.

"Value" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

(i) Eligible Collateral or Posted Collateral that is:

(A) Cash, the amount thereof; and

(B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

(ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

(iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

Paragraph 13. Elections and Variables

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations.

With respect to Party A: NOT APPLICABLE

With respect to Party B: NOT APPLICABLE

(b) Credit Support Obligations.

(i) Delivery Amount, Return Amount and Credit Support Amount.

(A) "Delivery Amount" has the meaning specified in Paragraph 3(a), unless otherwise specified here:

(B) "Return Amount" has the meaning specified in Paragraph 3(b), unless otherwise specified here:

(C) "Credit Support Amount" has the meaning specified in Paragraph 3, unless otherwise specified here:

(ii) Eligible Collateral. The following items will qualify as "Eligible Collateral" for the party specified:

		Party A	Party B	Valuation Percentage
(A)	Cash	[NO]	[NO]	[ ]%
(B)	negotiable debt obligations issued by the U.S. Treasury Department having an original maturity at issuance of not more than one year ("Treasury Bills")	[NO]	[YES]	[100]%
(C)	negotiable debt obligations issued by the U.S. Treasury Department having an original maturity at issuance of more than one year but not more than 10 years ("Treasury Notes")	[NO]	[YES]	[95]%
(D)	negotiable debt obligations issued by the U.S. Treasury Department having an original maturity at issuance of more than 10 years ("Treasury Bonds")	[NO]	[NO]	[ ]%
(E)	other:	[ ]	[ ]	[ ]%

(iii) Other Eligible Support. The following items will qualify as "Other Eligible Support" for the party specified:

		Party A	Party B
(A)	NOT APPLICABLE	[ ]	[ ]
(B)	NOT APPLICABLE	[ ]	[ ]

(iv) Thresholds.

(A) "Independent Amount" means with respect to Party A: NOT APPLICABLE

"Independent Amount" means with respect to Party B: $ USD 0.00

(B) "Threshold" means with respect to Party A: NOT APPLICABLE

"Threshold" means with respect to Party B: $ USD 2,500,000.00

(C) "Minimum Transfer Amount" means with respect to Party A: NOT APPLICABLE

"Minimum Transfer Amount" means with respect to Party B: $ USD 100,000.00

(D) Rounding. The delivery Amount and the Return Amount will be rounded (down to the nearest integral multiple of $ USD 1.00 up and down to the nearest integral multiple of $ USD 1.00, respectively.

(c) Valuation and Timing.

(i) "Valuation Agent" means, for purposes of Paragraphs 3 and 5, the party making the demand under Paragraph 3, and, for purposes of Paragraph 6(d), the Secured Party receiving or deemed to receive the Distributions or the Interest Amount, as applicable, unless otherwise specified here:

(ii) "Valuation Date" means: ALL LOCAL BUSINESS DAYS

(iii) "Valuation Time" means:

NO [ ] the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable;

YES [X ] the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable;

provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv) "Notification Time" means 1:00 p.m., New York time, on a Local Business Day, unless otherwise specified here:

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Event(s) will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):

	Party A	Party B
Illegality	[X ]	[X ]
Tax Event	[ ]	[ ]
Tax Event Upon Merger	[ ]	[ ]
Credit Event Upon Merger	[X ]	[X ]
Additional Termination Event(s):(1)

(e) Substitution.

(i) "Substitution Date" has the meaning specified in Paragraph 4(d)(ii), unless otherwise specified here:

(ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d):2 APPLICABLE

_____________________

1. If the parties elect to designate an Additional Termination Event as a "Specified Condition", then they should only designate one or more Additional Termination Events that are designated as such in their Schedule.

2. Parties should consider selecting "applicable" where substitution without consent could give rise to a registration requirement to perfect properly the security interest in Posted Collateral (e.g. where a party to the Annex is the New York branch of an English bank).

(f) Dispute Resolution.

(i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5, unless otherwise specified here:

(ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows:

(iii) Alternative. The provisions of Paragraph 5 will apply, unless an alternative dispute resolution procedure is specified here:

(g) Holding and Using Posted Collateral.

(i) Eligibility to Hold Posted Collateral, Custodians. Party A and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

(1) Party A is not a Defaulting Party.

(2) Posted Collateral may be held only in the following jurisdictions: STATE OF OHIO

(3)

Initially, the Custodian for Party A is NOT APPLICABLE

Party B and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

(1) Party B is not a Defaulting Party.

(2) Posted Collateral may be held only in the following jurisdictions:

(3)

Initially, the Custodian for Party B is NOT APPLICABLE

(ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to the [party/parties] specified here:

[ ] Party A

[ ] Party B

and [that party/those parties] will not be permitted to:

(h) Distributions and Interest Amount.

(i) Interest Rate. The "Interest Rate" will be: NOT APPLICABLE

(ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the last Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), unless otherwise specified here:

(iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(11) will apply, unless otherwise specified here:

(i) Additional Representation(s).

[Party A/Party B] represents to the other party (which representation(s) will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

(i)

(ii)

(j) Other Eligible Support and Other Posted Support.

(i) "Value" with respect to Other Eligible Support and Other Posted Support means:

(ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means:

(k) Demands and Notices.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

Party A:

Party B:

(l) Addresses for Transfers.

Party A:

Party B:

(m) Other Provisions.

NATIONAL CITY BANK ASSOCIATED ESTATES REALTY CORP.

By: /s/ J. Andrew Dunham By: /s/ Greg Golz

Title: Senior Vice President Title: Vice President

Date: February 16, 2000 Date: February 16, 2000

VIA FAX

March 8, 2000

Gregory Golz

Associated Estates Realty Corp.

5205 Swetland Court

Richmond Heights, OH 44143

PHONE: (708) 771-2969

FAX: (708) 771-2968

Re: USD 54,781,511.00 Interest Rate Swap #3100

Dear Mr. Golz:

The purpose of this letter is to confirm the terms and conditions of the Swap Transaction entered into between National City Bank and Associated Estates Realty Corp. on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Swap Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions, the 1998 Supplement thereto (the "Definitions") and the 1992 ISDA Master Agreement (as published by the International Swap Dealers Association, Inc.) (the "Master Agreement") are incorporated into this Confirmation. In the event of any inconsistency between this Confirmation and the Definitions or the Swap Agreement, this Confirmation will govern.

1. If you and we are parties to a Master Agreement and National City Bank Schedule to the Master Agreement that set forth the general terms and conditions applicable to Swap Transactions between us (a "Swap Agreement"), this Confirmation supplements, forms a part of and is subject to, such Swap Agreement. If you and we are not yet parties to a Swap Agreement, this Confirmation will supplement, form a part of, and be subject to, the Swap Agreement upon its execution and delivery by you and us. All provisions contained or incorporated by reference in such Swap Agreement shall govern this Confirmation except as expressly modified below. Until a Swap Agreement has been executed, this Confirmation will itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Swap Transaction to which this Confirmation relates.

This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provision in the Swap Agreement.

2. This Confirmation constitutes a Swap Transaction under the Swap Agreement and the terms of the Swap Transaction to which this Confirmation relates are as follows:

Notional Amount: USD 54,781,511.00

Amortization Schedule: See Attached

Trade Date: March 8, 2000

Effective Date: March 10, 2000

Termination Date: October 10, 2007. Date subject to adjustment in accordance with the Modified Following Business Day Convention and Optional Early Termination Provisions.

Fixed Amounts:

Fixed Rate Payer: National City Bank

Fixed Rate: 7.080%

Fixed Rate Day

Count Fraction: Actual/360

Fixed Rate Payer

Payment Dates: Monthly, on the 10th of each month, commencing on April 10, 2000, through and including Termination Date. Dates subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Amounts:

Floating Rate Payer: Associated Estates Realty Corp.

Floating Rate Option: USD-LIBOR-BBA which means one (1) Month LIBOR, as determined two (2) London Banking Days preceding the Reset Dates, as published on page 3750 on TELERATE, as of 11:00 a.m., London time.

Floating Rate Day

Count Fraction: Actual/360

Floating Rate for

initial Calculation Period: to be determined

Floating Rate Option Reset Dates: First day of each Calculation Period starting on March 10, 2000. Dates subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Payer

Payment Dates: Monthly, on the 10th of each month, commencing on April 10, 2000, through and including Termination Date. Dates subject to adjustment in accordance with the Modified Following Business Day Convention.

Compounding: Not applicable.

Calculation Agent: National City Bank

Business Days:

For purposes of Payment New York City

and Calculation Periods:

For purposes of Floating London

Rate Reset Dates:

Payment Instructions: National City Bank will make/receive payments to/from Associated Estates Realty Corp. by credit/debit to the account of Associated Estates Realty Corp. at National City Bank , ABA #041000124, Acct. #_____________ (to be determined)

Optional Early Termination Provisions

(a) National City Bank may, at its sole discretion elect to terminate this Swap Transaction on March 10, 2002, March 10, 2003, March 10, 2004, March 10, 2005, or March 10, 2006, (the "Optional Early Termination Dates") by delivering to Associated Estates Realty Corp a notice according to the Procedures for Exercise set out below.

(b) The amount (the "Cash Settlement Amount") that National City Bank should pay to or receive from the counterparty, as the case may be for terminating the Swap Transaction on the Optional Early Termination Date shall be calculated on the Optional Early Termination Date (the "Determination Date"). The Cash Settlement Amount shall be determined in accordance with the Market Quotation method as defined in the Agreement, on the basis that the Determination Date is the Early Termination Date and there are two Affected Parties. The party that would be entitled to payment upon such termination shall be paid the Cash Settlement Amount, on the Determination Date, by the other party and the Swap Transaction shall be deemed terminated.

(c) If National City Bank does not elect to exercise its right to terminate the Swap Transaction on the Optional Early Termination Date, the Swap Transaction shall continue in full force and effect, subject to such other rights of termination that the parties may have under the Agreement, until the normal Termination Date and all obligations under the Swap Transaction are satisfied.

(d) From and after the date of the notice provided for in Procedures for Exercise set out below Associated Estates Realty Corp may use all reasonable efforts (which shall not require such party to incur a loss, excluding immaterial, incidental expenses) to procure a transferee for all of National City Bank's rights and obligations under this Swap Transaction.

(e) At the same time as the notice is provided by National City Bank to Associated Estates Realty Corp., National City Bank will provide Associated Estates Realty Corp. with a list of no less than eight (8) financial institutions to which Associated Estates Realty Corp. may transfer the Swap Transaction without the prior written consent of National City Bank (a "List"), provided, however, that Associated Estates Realty Corp. may request the prior written consent to the transfer of the Swap Transaction to a financial institution not included on the List (which consent National City Bank may grant or deny at its sole discretion).

(f) Any such transfer or assignment must be effective on or before the Optional Early Termination Date and shall be subject to and conditional upon the negotiation of a transfer agreement between National City Bank and the transferee containing such consideration and terms and conditions as are acceptable to National City Bank in its sole discretion.

(g) For the purpose of Section 7 of the Master Agreement, in the event that National City Bank has not elected to terminate the Swap Transaction, Associated Estates Realty Corp. shall have a right, once per calendar year, to request a List from National City Bank. The provision of the List shall constitute the prior written consent of National City Bank to a transfer of the Swap Transaction to a financial institution named on the List, provided that such transfer must be effective on or before ninety (90) calendar days after the date of delivery of the List by National City Bank to Associated Estates Realty Corp., and shall be subject to and conditional upon the negotiation of a transfer agreement between National City Bank and the transferee containing such consideration and terms and conditions as are acceptable to National City Bank in its sole discretion.

(h) Procedures for Exercise :

Exercise Period: Between 9:00 a.m. and 3:00 p.m. on the day that is 12 months prior to the Optional Early Termination Date.

Please confirm your acceptance of the above terms by executing this letter agreement.

FOR: NATIONAL CITY BANK FOR: ASSOCIATED ESTATES

REALTY CORP.

BY: /s/ Andrew Dunham BY: /s/ Kathleen L. Gutin

J. Andrew Dunham Kathleen L. Gutin, VP & CFO

Sr. Vice President

Transaction introduced

by NatCity Investments Inc.

VIA FAX

March 8, 2000

Gregory Golz

Associated Estates Realty Corp.

5205 Swetland Court

Richmond Heights, OH 44143

PHONE: (708) 771-2969

FAX: (708) 771-2968

Re: USD 10,635,427.00 Interest Rate Swap # 3101

Dear Mr. Golz:

The purpose of this letter is to confirm the terms and conditions of the Swap Transaction entered into between National City Bank and Associated Estates Realty Corp. on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation"as referred to in the Swap Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions, the 1998 Supplement thereto (the "Definitions") and the 1992 ISDA Master Agreement (as published by the International Swap Dealers Association, Inc.) (the "Master Agreement") are incorporated into this Confirmation. In the event of any inconsistency between this Confirmation and the Definitions or the Swap Agreement, this Confirmation will govern.

1. If you and we are parties to a Master Agreement and National City Bank Schedule to the Master Agreement that set forth the general terms and conditions applicable to Swap Transactions between us (a "Swap Agreement"), this Confirmation supplements, forms a part of and is subject to, such Swap Agreement. If you and we are not yet parties to a Swap Agreement, this Confirmation will supplement, form a part of, and be subject to, the Swap Agreement upon its execution and delivery by you and us. All provisions contained or incorporated by reference in such Swap Agreement shall govern this Confirmation except as expressly modified below. Until a Swap Agreement has been executed, this Confirmation will itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Swap Transaction to which this Confirmation relates.

This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provision in the Swap Agreement.

2. This Confirmation constitutes a Swap Transaction under the Swap Agreement and the terms of the Swap Transaction to which this Confirmation relates are as follows:

Notional Amount: USD 10,635,427.00

Amortization Schedule: Attached

Trade Date: March 8, 2000

Effective Date: March 1, 2000

Termination Date: May 1, 2007. Date subject to adjustment in accordance with the Modified Following Business Day Convention and Optional Early Termination Provisions.

Fixed Amounts:

Fixed Rate Payer: National City Bank

Fixed Rate: 7.080%

Fixed Rate Day

Count Fraction: Actual/360

Fixed Rate Payer

Payment Dates: Monthly, on the 1st of each month, commencing on April 1, 2000, through and including Termination Date. Dates subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Amounts:

Floating Rate Payer: Associated Estates Realty Corp.

Floating Rate Option: USD-LIBOR-BBA which means one (1) Month LIBOR, as determined two (2) London Banking Days preceding the Reset Dates, as published on page 3750 on TELERATE, as of 11:00 a.m., London time.

Floating Rate Day

Count Fraction: Actual/360

Floating Rate for

initial Calculation Period: to be determined

Floating Rate Option Reset Dates: First day of each Calculation Period starting on March 1, 2000. Dates subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Payer

Payment Dates: Monthly, on the 1st of each month, commencing on April 1, 2000, through and including Termination Date. Dates subject to adjustment in accordance with the Modified Following Business Day Convention.

Compounding: Not applicable.

Calculation Agent: National City Bank

Business Days:

For purposes of Payment New York City

and Calculation Periods:

For purposes of Floating London

Rate Reset Dates:

Payment Instructions: National City Bank will make/receive payments to/from Associated Estates Realty Corp. by credit/debit to the account of Associated Estates Realty Corp. at National City Bank , ABA #041000124, Acct. #_____________ (to be determined)

Optional Early Termination Provisions

(a) National City Bank may, at its sole discretion elect to terminate this Swap Transaction on March 1, 2002, March 1, 2003, March 1, 2004, March 1, 2005, or March 1, 2006, (the "Optional Early Termination Dates") by delivering to Associated Estates Realty Corp a notice according to the Procedures for Exercise set out below.

(b) The amount (the "Cash Settlement Amount") that National City Bank should pay to or receive from the counterparty, as the case may be for terminating the Swap Transaction on the Optional Early Termination Date shall be calculated on the Optional Early Termination Date (the "Determination Date"). The Cash Settlement Amount shall be determined in accordance with the Market Quotation method as defined in the Agreement, on the basis that the Determination Date is the Early Termination Date and there are two Affected Parties. The party that would be entitled to payment upon such termination shall be paid the Cash Settlement Amount, on the Determination Date, by the other party and the Swap Transaction shall be deemed terminated.

(c) If National City Bank does not elect to exercise its right to terminate the Swap Transaction on the Optional Early Termination Date, the Swap Transaction shall continue in full force and effect, subject to such other rights of termination that the parties may have under the Agreement, until the normal Termination Date and all obligations under the Swap Transaction are satisfied.

(d) From and after the date of the notice provided for in Procedures for Exercise set out below Associated Estates Realty Corp may use all reasonable efforts (which shall not require such party to incur a loss, excluding immaterial, incidental expenses) to procure a transferee for all of National City Bank's rights and obligations under this Swap Transaction.

(e) At the same time as the notice is provided by National City Bank to Associated Estates Realty Corp., National City Bank will provide Associated Estates Realty Corp. with a list of no less than eight (8) financial institutions to which Associated Estates Realty Corp. may transfer the Swap Transaction without the prior written consent of National City Bank (a "List"), provided, however, that Associated Estates Realty Corp. may request the prior written consent to the transfer of the Swap Transaction to a financial institution not included on the List (which consent National City Bank may grant or deny at its sole discretion).

(f) Any such transfer or assignment must be effective on or before the Optional Early Termination Date and shall be subject to and conditional upon the negotiation of a transfer agreement between National City Bank and the transferee containing such consideration and terms and conditions as are acceptable to National City Bank in its sole discretion.

(g) For the purpose of Section 7 of the Master Agreement, in the event that National City Bank has not elected to terminate the Swap Transaction, Associated Estates Realty Corp. shall have a right, once per calendar year, to request a List from National City Bank. The provision of the List shall constitute the prior written consent of National City Bank to a transfer of the Swap Transaction to a financial institution named on the List, provided that such transfer must be effective on or before ninety (90) calendar days after the date of delivery of the List by National City Bank to Associated Estates Realty Corp., and shall be subject to and conditional upon the negotiation of a transfer agreement between National City Bank and the transferee containing such consideration and terms and conditions as are acceptable to National City Bank in its sole discretion.

(h) Procedures for Exercise :

Exercise Period: Between 9:00 a.m. and 3:00 p.m. on the day that is 12 months prior to the Optional Early Termination Date.

Please confirm your acceptance of the above terms by executing this letter agreement.

FOR: NATIONAL CITY BANK FOR: ASSOCIATED ESTATES

REALTY CORP.

BY: /s/ J. Andrew Dunham BY: /s/ Kathleen L. Gutin

J. Andrew Dunham Kathleen L. Gutin, VP & CFO

Sr. Vice President

Transaction introduced

by NatCity Investments Inc.

OPEN-END MORTGAGE DEED AND SECURITY AGREEMENT (Second Mortgage)

(MAXIMUM PRINCIPAL INDEBTEDNESS NOT TO EXCEED $10,000,000)

from

ASSOCIATED ESTATES REALTY CORPORATION

to

NATIONAL CITY BANK

February 16, 2000

Property: Portage Towers

Cuyahoga Falls, Summit County, Ohio

OPEN-END MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT

OF RENTS AND LEASES

Second Mortgage

(MAXIMUM PRINCIPAL INDEBTEDNESS NOT TO EXCEED $10,000,000)

This Open-End Mortgage, Security Agreement and Assignment of Rents and Leases (this "Mortgage") is made as of February 16, 2000, by ASSOCIATED ESTATES REALTY CORPORATION, an Ohio corporation having its principal place of business at 5025 Swetland Court, Cleveland, Ohio 44143-1467 ("Grantor"), in favor of NATIONAL CITY BANK, a national banking association having an address at National City Center, 1900 East Ninth Street, Cleveland, Ohio 44114 ("Mortgagee").

RECITALS

A. Grantor and Mortgagee are parties to that certain Master Agreement, dated of even date herewith (which, together with all schedules thereto and with all confirmations and other documents, instruments and agreements now or at any time hereafter to be executed and delivered in accordance with the terms thereof, is referred to as the "Master Agreement"), and to a related Credit Support Annex, also dated of even date (the "Annex"; the Master Agreement and the Annex, together with any and all modifications, amendments and supplements thereto and any and all other documents, instruments and agreements hereafter executed in connection therewith, and all modifications and amendments to any of the foregoing, are collectively referred to as the "Swap Documents").

B. Mortgagee has required, as a condition to entering into and performing its obligations under the Swap Documents, that Guarantor execute and deliver this Mortgage to secure Grantor's obligations to the Bank under or in respect of the Swap Documents.

NOW, THEREFORE, for Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of inducing Mortgagee to enter into and to perform its obligations under the Swap Documents, Grantor hereby mortgages and grants a security interest in favor of Mortgagee, its successors and assigns forever, in and to the following described real and personal property, all of which is hereinafter sometimes collectively called the "Mortgaged Property":

(a) All of that certain land situated in the City of Cuyahoga Falls, Summit County, Ohio, which is more particularly described on Exhibit A attached hereto and made a part hereof (the "Land");

(b) All buildings and improvements of every kind and description now or hereafter erected or placed upon the Land (the "Improvements") (the Land and the Improvements are sometimes collectively referred to herein as the "Real Property");

(c) All materials now or hereafter delivered to or located upon the Land and intended for construction, re-construction, alteration or repair of the Improvements, all of materials shall be deemed to be included within the Mortgaged Property immediately upon the delivery thereof to the Land;

(d) All fixtures and articles of personal property owned by Grantor and now or hereafter attached to or contained in and used in connection with the Real Property, including, but not limited to, all elevators, all heating, ventilating and air-conditioning equipment, all furniture, appliances, apparatus, machinery, motors, escalators, storm windows and doors, electrical and office equipment and other furnishings, and all plumbing, lighting, cleaning, snow removal, lawn, landscaping, incinerating, firefighting and sprinkler equipment and fixtures and appurtenances thereto, and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to the Real Property, it being the mutual intent of Grantor and Mortgagee that the foregoing shall, so far as permitted by law, be deemed to be fixtures and a part of the Real Property;

(e) All right, title and interest of Grantor in and to the land lying in the streets and any ways, public or private, in front of, along the side of and to the rear of and adjoining the Land;

(f) All rights, privileges, tenements, hereditaments, and easements appurtenant to, or in any way now or hereafter appertaining, to the Real Property and the reversion and reversions and remainder and remainders thereof;

(g) All right, title, and interest now owned or hereafter acquired by Grantor in and to any greater estate in the Real Property;

(h) All interests, estates, or other claims, both in law and in equity, which Grantor now has or hereafter may acquire in and to the Real Property;

(i) All leases, written or oral, and all agreements for use or occupancy of all or any portion of the Real Property, together with any and all extensions and renewals thereof and any and all further leases, subleases, lettings or agreements (including subleases thereof and tenancies following attornment) upon or covering use or occupancy of all or any part of the Real Property (all such leases, agreements, subleases, and tenancies sometimes collectively referred to herein as the "Leases" and sometimes individually as a "Lease");

(j) All of the rents, income, receipts, revenues, issues and profits now due or which may become due or to which Grantor may now or hereafter (including during the period of redemption, if any, following foreclosure of this Mortgage) become entitled or may demand or claim, arising or issuing from or out of the Leases or from or out of the Real Property or any part thereof, including but not limited to: security deposits, minimum rents, additional rents, parking rents, deficiency rents and liquidated damages following default, any premium payable by any tenant upon the exercise of a cancellation privilege contained in its Lease; all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Improvements; any and all rights and claims of any kind which Grantor has or hereafter may have against the tenants under the Leases and any subtenants and other occupants of the Real Property; any award granted Grantor after the date hereof in any court proceeding involving any tenant in any bankruptcy, insolvency, or reorganization proceedings in any state or federal court; and any and all payments made by any tenant in lieu of rent (any and all such moneys, rights and claims identified in this paragraph referred to herein sometimes as the "Rents" and sometimes as the "Rent");

(k) All awards and other compensation for any taking by eminent domain, or by any proceeding of purchase in lieu thereof, either permanent or temporary, of all or any part of the Real Property, or any easement or appurtenance thereof, including severance and consequential damage and change in grade of streets;

(l) All proceeds of all insurance now or hereafter carried by, or payable to, Grantor with respect to the Mortgaged Property, or otherwise now or hereafter payable with respect to any loss or damage of the Mortgaged Property, and all claims or demands with respect thereto;

(m) All right, title, and interest of Grantor in and to any management agreement pertaining to the Real Property and all cash payments to be made to or for the account of Grantor pursuant thereto and any other proceeds thereof;

(n) All right, title and interest of Grantor in and to any leases for equipment now or hereafter located at or used in connection with the Real Property, including without limitation all leases for office equipment, maintenance and operating equipment, recreational equipment and fixtures, telephone equipment, furniture, and furnishings; and

(o) All permits, licenses and franchises, and all contract rights and other intangibles now or hereafter owned by Grantor and relating to the ownership, construction, use, operation, or development of the Real Property, including, without limitation, any plans, specifications, and drawings pertaining to the development thereof, and contracts with architects and contractors.

TO HAVE AND TO HOLD, all and singular, the above granted Mortgaged Property, real and personal, unto Mortgagee, its successors and assigns, forever.

And Grantor does hereby covenant with Mortgagee, its successors and assigns, that at and until the ensealing of these presents, Grantor is well seized of the Real Property as a good and indefeasible estate in FEE SIMPLE and has good, merchantable title to the portion of the Mortgaged Property which is personalty, and has good right to bargain and sell the Mortgaged Property in manner and form as is above written, and that the same are free from all liens and encumbrances whatsoever (including, with respect to the fixtures and personal property included within the Mortgaged Property, security interests, conditional sales contracts, title retention financing devices and anything of a similar nature) except the lien of taxes and assessments which are not yet due and payable, the lien of the First Mortgage and the First Mortgage Documents (as defined below) and those matters approved by Mortgagee in connection with the transactions contemplated hereby (the "Permitted Encumbrances"), and that Grantor hereby does WARRANT and WILL DEFEND the same unto Mortgagee, its successors and assigns forever, against all lawful claims and demands whatsoever, except as above set forth.

To secure the following (collectively, the "Obligations"):

(i) Prompt payment, as and when due, of all of Grantor's obligations under or in respect of any of the Swap Documents, or in respect of any of the Transactions (as defined in the Master Agreement), including without limitation any obligation or liability of Borrower which may arise or be occasioned by (A) any agreement, device or arrangement now or hereafter effected under or in connection with any of the Swap Documents to protect Grantor from interest-rate fluctuations, including without limitation dollar-denominated or cross-currency exchange agreements, interest-rate caps, collars or floors, forward-rate currency or exchange-rate options, puts, warrants, swaps or "lock" agreements; (B) any other interest rate hedging transactions effected under or as contemplated by the Swap Documents; and (C) any and all cancellations, buy-backs, reversals, terminations or assignments of any of the foregoing agreements, devices or arrangements;

(ii) Prompt payment of all other sums which are or which may become due pursuant to the terms of this Mortgage;

(iii) Unpaid balances of advances made by Mortgagee with respect to the Mortgaged Property for the payment of taxes, assessments, and insurance premiums and for costs incurred for the protection of the Mortgaged Property, as provided in Section 5301.233 of the Ohio Revised Code; and

(iv) Performance and observance of each covenant and agreement of Grantor contained herein or in any other Transaction Document (defined below).

AND FURTHERMORE, Grantor does hereby further covenant and agree as follows:

1. Payment and Performance of Obligations. Grantor shall pay and perform the Obligations, and shall observe, perform and discharge all covenants, agreements and undertakings of Grantor hereunder, and under all of the Swap Documents and under any and all other documents, instruments or agreements now or hereafter evidencing, confirming or securing all or any portion of Grantor's obligations under or pursuant to the Swap Documents (the Swap Documents, this Mortgage and all such other documents, instruments and agreements being collectively referred to as the "Transaction Documents").

2. Insurance. (a) At all times until the Obligations shall be paid in full and discharged, Grantor shall procure and maintain the following insurance coverage:

(i) comprehensive general public liability insurance covering the legal liability of Grantor against claims for bodily injury and/or property damage arising out of the use, maintenance and/or operation of the Mortgaged Property and all areas appurtenant thereto and/or the conduct of Grantor's business in such amounts as Mortgagee may reasonably require but in no event less than $3,000,000 for personal injury or death to one person, $5,000,000 for personal injury or deaths in one accident and $3,000,000 for property damage;

(ii) "Broad form/special perils" insurance on any Mortgaged Property and all Improvements and all items of personal property and fixtures located on or included within the Mortgaged Property against loss by fire or other hazards (including vandalism and malicious mischief) in an amount not less than the full insurable value of the Improvements and all items of personal property and fixtures located on or included within the Mortgaged Property;

(iii) During any time that the Real Property is in an area which is considered or designated as a special flood hazard area by the Federal Emergency Management Agency, Grantor will also maintain flood insurance (in accordance with the National Flood Insurance Act of 1968, as amended by the Flood Disaster Protection Act of 1973 and all amendments thereto and all successor or replacement legislation) covering the Improvements and all items of personal property and fixtures included within the Mortgaged Property against loss or damage by flood, in an amount equal to the lesser of the replacement cost of the foregoing items or the maximum coverage available in respect of the Mortgaged Property; and

(iv) Such other insurance covering such other casualties, risks, perils, liabilities and other hazards as may reasonably be required by Mortgagee by reason of the type of, uses of, or location of the Mortgaged Property, all in amounts reasonably satisfactory to Mortgagee.

(b) The following requirements shall be applicable to the insurance required to be maintained pursuant to the provisions of Subsection 2(a) of this Mortgage:

(i) All insurance policies and endorsements required by this Section 2 shall be issued by companies licensed to do business in the State of Ohio (with a rating of "A, Class VIII" or better by Best's Key Rating Guide for property and liability companies, without reference to the financial strength of any parent or affiliated company or of any reinsurer).

(ii) The insurance policies referred to in Subsection 2(a)(ii) shall not contain any coinsurance provision without Mortgagee's approval. If Mortgagee approves the existence and form of any coinsurance provision, such policies shall be in such amount as will satisfy such co-insurance provisions and shall contain an agreed-amount endorsement acceptable to Mortgagee, which endorsement shall be updated not less often than annually or at such more frequent intervals as may be required by the issuer of such policies.

(iii) All insurance policies and endorsements required by this Section 2 must contain an express provision or endorsement which states the substance of the following in a manner acceptable to Mortgagee: "The policy of insurance shall not be cancelled, permitted to lapse by reason of non-renewal, altered, changed, amended or modified, nor shall any coverage therein be reduced, deleted, amended, modified, changed, or cancelled by either the party named as the insured, or the insurance company issuing this policy, without at least 30 days' prior written notice having been given to National City Bank."

(iv) The insurance policies referred to in Subsections 2(a)(i) and 2(a)(ii) shall contain a non-contributory standard mortgagee clause acceptable to Mortgagee, providing for losses to be payable to Mortgagee, a waiver of subrogation endorsement, and replacement cost or equivalent clauses or endorsements acceptable to Mortgagee.

(v) The insurance policies referred to in Subsection 2(a) which provide coverage for liability to third parties shall name Mortgagee as an "additional insured".

(vi) No policy of insurance required to be maintained pursuant to the terms of this Mortgage may contain a deductible in excess of $50,000 except for required flood and earthquake coverage which shall not contain a deductible in excess of $500,000. In complying with the insurance provisions of this Mortgage, Grantor shall be permitted to deliver blanket policies of insurance to satisfy the insurance requirements of this Section 2, provided such policies show the address of the Mortgaged Property and specifically identify the limits of coverage applicable to the Mortgaged Property.

(vii) Grantor shall deposit with Mortgagee the original insurance policies (or duplicate copies thereof with original endorsements extending the coverages to Mortgagee) providing all coverages required by Section 2 of this Mortgage. Not less than ten (10) days prior to the expiration of any such policy, Grantor will submit to Mortgagee evidence showing continuing or replacement coverages in compliance with the foregoing insurance requirements.

(c) Grantor shall immediately notify both the insurers and Mortgagee of any change of title or use, physical damage, additional improvements or other factors pertaining to the Mortgaged Property which may affect any insurance policy or coverage provided thereunder.

(d) Upon failure by Grantor to comply with the requirements of this Section 2, Mortgagee may, in its discretion (but shall not be obligated to), procure any insurance required hereunder in the amounts required above after providing Grantor with prior written notice of its election to do so, and may pay the premiums due therefor. Any amounts so paid by Mortgagee shall become immediately due and payable to Mortgagee by Grantor, and shall be secured by this Mortgage. The delivery to Mortgagee of any policy of insurance hereunder or renewals thereof (or certified copies of such policies or renewals) shall constitute an assignment to Mortgagee of all unearned premiums thereon as further security for the payment of the Obligations. If any foreclosure action or other proceeding hereunder is successfully maintained by Mortgagee, all right, title, and interest of Grantor in or to any policy or policies of insurance then in force shall vest in Mortgagee insofar as such policy or policies apply to the Mortgaged Property.

3. Impositions and Insurance Premiums. (a) Grantor shall (i) pay, or cause to be paid, not later than the last day on which the same may be paid without penalty or interest, all real estate taxes, general and special assessments, water and sewer rents, rates, charges, impositions and liens (collectively, "Impositions") which now or hereafter are imposed by law upon the Mortgaged Property, and (ii) pay, or cause to be paid, not less than thirty (30) days prior to the date on which each such policy of insurance would be subject to cancellation or non-renewal for failure to pay premiums therefor, all premiums becoming payable on all insurance required by the terms of Section 2 of this Mortgage to be maintained by Grantor with respect to the Mortgaged Property ("Insurance Premiums"). Grantor shall furnish to Mortgagee evidence satisfactory to Mortgagee of payment of the Impositions and the Insurance Premiums promptly after Mortgagee's request therefor from time to time. Provided that Grantor is not then in default, Grantor shall have the right to contest the validity or amount of any Imposition by appropriate proceedings diligently conducted in good faith, subject to the provisions of Subsection 8(c).

(b) In the event of the passage after the date of this Mortgage of any federal, state, municipal, or other governmental law, order, rule, or regulation deducting from the value of the Mortgaged Property, for the purpose of taxation, any lien thereon, taxing the lien, or in any manner changing or modifying the laws now in force governing the taxation of mortgages or debts secured by mortgages or the manner of collecting taxes so as to impose a tax hereon or otherwise adversely to affect Mortgagee, this Mortgage or the Obligations, Grantor shall pay the amount of such taxes if it may lawfully do so or shall (in the event that Grantor may not lawfully pay any such amount) provide Mortgagee with substitute collateral having a collateral value and utility substantially equivalent to those afforded to Mortgagee by this Mortgage and otherwise reasonably acceptable to Mortgagee.

4. The First Mortgage. Grantor and (by its acceptance hereof) Mortgagee acknowledge that the Mortgaged Property is subject to the lien and operation of (a) that certain Open End Mortgage, Security Agreement and Assignment of Rents and Leases from Grantor in favor of Mortgagee, dated as of November 15, 1999, recorded as instrument no. 54364309 in the real property records of Summit County, Ohio (the "First Mortgage"); (b) an Assignment of Leases, Rents, Contracts, Income and Proceeds from Grantor in favor of Mortgagee also dated as of November 15, 1999, and recorded as instrument no. 54364310, aforesaid records; and (c) a Uniform Commercial Code Financing Statement from Grantor as Debtor to Mortgagee as Secured Party, recorded as instrument no. 54364311, page 001, aforesaid records. The First Mortgage, the aforementioned Assignment and the Financing Statement are collectively referred to as the "First Mortgage Documents." Grantor covenants and agrees to observe, perform and discharge all of its obligations under the First Mortgage Documents as and when required thereby, and acknowledges that the occurrence of any event of default under the First Mortgage Documents which remains uncured following the expiration of the applicable period of notice or grace set forth therein shall constitute an Event of Default hereunder. Mortgagee acknowledges by its acceptance hereof that this Mortgage and all of Mortgagee's rights hereunder are subject to the rights of the holder of the First Mortgage.

5. Damage or Destruction. (a) Provided that there is then no uncured Event of Default (as defined below) hereunder: (i) Grantor shall have the absolute right with respect to any damage to the Mortgaged Property resulting in a claim against Grantor's insurance in an amount under Two Hundred Fifty Thousand Dollars ($250,000), and (ii) Grantor and Mortgagee in all other cases shall both have the right, to participate in the settlement, adjustment or compromise of any claims for loss or destruction under any policy or policies of insurance. Subject to the provisions of Subsection 5(c) below, the insurance loss proceeds shall be delivered to Mortgagee and be applied, subject to the terms herein, without penalty or premium, to the outstanding Obligations which are then due and payable under any of the Transaction Documents, unless Mortgagee elects to make such proceeds available for restoration purposes.

(b) Any proceeds not required to be used for restoration shall be applied to pay off or reduce the unpaid balance of the Obligations as hereinafter provided. Such proceeds shall, promptly after receipt by Mortgagee, be applied by Mortgagee, first, to pay the actual costs, fees and expenses, if any, incurred in connection with the adjustment of the loss, and, second, to reduction of the Obligations in such order or manner as Mortgagee may, in its discretion, determine, with any excess held by it over the amount of the Obligations to be returned to Grantor or any party entitled thereto without interest.

(c) Notwithstanding anything herein to the contrary and provided that there is no uncured Event of Default, Grantor shall have the absolute right to apply the insurance proceeds for any loss valued at under Two Hundred Fifty Thousand Dollars ($250,000) to the restoration or replacement of the Improvements and or any personal property or fixtures located on the Real Property, provided that Grantor gives Mortgagee notice of the destruction and amount of damage thereof. In addition, notwithstanding anything herein to the contrary, in the event of destruction in an amount greater than Two Hundred Fifty Thousand Dollars ($250,000.00), the insurance proceeds shall be applied in payment of the restoration or replacement of any Improvements and personal property or fixtures located on the Real Property without in any way affecting the lien of this Mortgage or the obligation of Grantor or any other person for payment of the Obligations, provided (x) that there shall then be no uncured Event of Default, and (y) that all such damage can, using reasonable diligence, be restored to a condition substantially equivalent to that which existed immediately prior to the occurrence of such casualty within a reasonable time thereafter.

(d) Grantor shall, at its sole cost and expense, and without regard to whether the insurance proceeds shall be sufficient for such purpose, restore, repair, replace, and rebuild the Mortgaged Property as nearly as possible to its value, condition and character immediately prior to such damage or destruction. In such event, all insurance proceeds paid to Grantor on account of such damage or destruction, less the actual costs, fees and expenses, if any, incurred in connection with adjustment of the loss, shall be released by Mortgagee to be applied to payment (to the extent of actual restoration performed) of the cost of such restoration. If the insurance proceeds are so made available by Mortgagee for restoration, any surplus which may remain out of said proceeds after payment of the cost of restoration shall, at the option of Mortgagee, be applied to the Obligations or be paid to any party entitled thereto and under the conditions that Mortgagee may require. Insurance proceeds shall be applied to the cost of restoration and released to or at the direction of Grantor pursuant to Mortgagee's standard and customary construction disbursement requirements, including without limitation as follows:

(i) Grantor shall submit to Mortgagee, promptly after the date of such damage or destruction, complete plans and specifications for the restoration. The plans and specifications shall be subject to the approval of Mortgagee. Mortgagee shall, within thirty (30) days after submission thereof, either approve the plans and specifications or serve written notice upon Grantor of disapproval thereof, setting forth Mortgagee's objections thereto.

(ii) Grantor shall submit to Mortgagee for approval a copy of all material contracts and agreements relating to the restoration.

(iii) Once a month or at any other time as may be agreed upon during the progress of the restoration, and upon the written request of Grantor, Mortgagee shall, from the insurance proceeds and subject to the conditions described below, pay to Grantor an amount equal to ninety percent (90%) of the payment to be made for all work done, materials supplied and services rendered in respect of such restoration during such month or other period. At the completion of the restoration, the balance of the insurance proceeds to the extent of and as required to complete the payment of the cost of Restoration shall be paid to Grantor.

(iv) Grantor shall submit to Mortgagee the following at the time of each request for an advance, which shall be conditions precedent to payment:

A. A certificate signed by Grantor and Grantor's architect or engineer (whichever is appropriate) providing that:

1. The sum then requested either has been paid by Grantor or is justly due to contractors, subcontractors, materialmen, engineers, architects or other persons who have rendered services or furnished materials for the restoration therein specified; the names and addresses of such persons, a brief description of such services and materials, the amounts so paid or due to each of said persons in respect thereto; that no part of such expenditures has been or is being made the basis, in any previous or then pending request, for the withdrawal of insurance money or has been made out of the proceeds of insurance received by Grantor; and that the sum then requested does not exceed the value of the services and materials described in the certificate.

2. Except for the sum requested in such certificate, retention payments and sums reasonably disputed by Grantor in connection with the restoration, there is no outstanding indebtedness known to the person signing such certificate, after due inquiry, for labor, wages, materials, supplies or services in connection with the restoration which, if unpaid, might become the basis of a vendor's, mechanic's, laborer's, or materialmen's statutory or similar lien upon the Mortgaged Property or any part thereof.

3. The cost, as estimated by the persons signing such certificate, to complete the restoration subsequent to the date of such certificate, does not exceed the amount of the insurance proceeds, plus any amount deposited by Grantor with Mortgagee to defray such cost and remaining in the hands of Mortgagee after payment of the sum requested in such certificate.

4. The restoration so far completed is in substantial accordance with the plans and specifications therefor and any change orders approved, in writing, by Mortgagee.

B. A title report or endorsement by a title company acceptable to Mortgagee or any other evidence reasonably satisfactory to Mortgagee showing that there has not been filed with respect to the Mortgaged Property or the Land any vendor's, mechanic's, laborer's, materialmen's or other similar lien which has not been discharged of record, except that which will be discharged by payment of the amount then requested.

(v) During the restoration, Mortgagee, and any architect, engineer or other representative whom Mortgagee may select to act on its behalf, may inspect the restoration. Grantor shall keep on the building site copies of all plans, shop drawings and specifications relating to the restoration and permit Mortgagee or its architect, engineer or other representative to examine such plans, drawings and specifications at all reasonable times, or, in the alternative, shall furnish Mortgagee with copies thereof. If during the restoration, Mortgagee or its architect, engineer or other representative, determines that the materials do not substantially conform to the approved specifications or that the Mortgaged Property is not being restored in accordance with the approved plans (including any change orders approved, in writing, by Mortgagee), notice shall be given to Grantor specifying in detail the particular deficiency, omission or other respect in which it is claimed that the restoration does not conform with such plans and specifications as approved. Upon the receipt of any such notice and a copy of any report or inspection upon which such notice is based, Grantor shall take all necessary action to correct any such deficiencies, omissions or otherwise, and if necessary for the purpose of effectuating such corrections, shall immediately remove such materials, replace such construction and furnish materials in accordance with such plans and specifications or with materials of equal quality as those provided for in such plans and specifications.

(e) If, while any insurance proceeds are being held by Mortgagee to reimburse Grantor for the cost of rebuilding or restoration of the Mortgaged Property, an event of default shall occur under any Swap Document, Mortgagee shall be entitled to apply all such insurance proceeds then held by it in reduction of the Obligations in such order and manner as Mortgagee may, in its discretion, determine, and any excess held by it over the amount of the Obligations shall be returned to Grantor or any party entitled thereto without interest.

(f) If the Mortgaged Property is sold following foreclosure or if Mortgagee acquires title to the Mortgaged Property, Mortgagee shall have all the right, title and interest of Grantor in and to any proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

6. No Further Encumbrances; No Disposition. Grantor shall not, except for occupancy leases entered into in the ordinary course of Grantor's business and utility easements serving the Mortgaged Property, make, create, or suffer to be made or created any sale, transfer, conveyance, assignment or further encumbrance of the Mortgaged Property, or any part thereof, or any interest therein or any contract or agreement to do any of the same without Mortgagee's prior written consent, which consent may be withheld in Mortgagee's sole and absolute discretion. A sale, transfer, conveyance or assignment means the conveyance by Grantor of any legal or equitable right, title or interest in the Mortgaged Property, or any part thereof, whether such conveyance is voluntary or involuntary, by outright sale, deed, installment sale contract, land contract, lease option contract, or any other method of transferring any interest in real property. Any encumbrance means a lien, mortgage or any other encumbrance subordinate to this Mortgage. Further, in the event of default under any of the provisions of this Section 6, Mortgagee may, without notice to Grantor, deal with such successor or successors in interest with reference to this Mortgage, the Obligations and the Transaction Documents and in the same manner as with Grantor.

7. Condemnation. Grantor shall promptly notify Mortgagee of any action or proceeding relating to any condemnation or other taking, whether direct or indirect of the Mortgaged Property, or part thereof, and Grantor shall appear in and prosecute any such action or proceedings unless otherwise directed by Mortgagee in writing. Grantor authorizes Mortgagee at Mortgagee's option, as attorney in fact for Grantor, (which authorization shall be irrevocable, being coupled with an interest in the Mortgaged Property for the duration of this Mortgage) to commence, appear in and prosecute, in Mortgagee's or Grantor's name, any action or proceeding relating to any condemnation or other taking of the Mortgaged Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking; provided, however, that Mortgagee shall not settle or compromise any claim without the consent of Grantor, which consent shall not be unreasonably withheld, unless there shall then be an uncured Event of Default (in which case the Mortgagee may grant or withhold its consent in its sole discretion). The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Mortgaged Property or any part thereof, or for conveyance in lieu of condemnation, are hereby assigned to and shall be paid to Mortgagee; and all condemnation money so received shall be forthwith applied by Mortgagee to the restoration of the Mortgaged Property, subject to all of the conditions for restoration of the Mortgaged Property set forth in Section 5 hereof, or otherwise to the payment of the Obligations, with any surplus being payable to Grantor.

8. Maintenance, Alterations and Compliance. (a)   Grantor will at all times: (i) maintain the Mortgaged Property in good repair, free from waste or nuisance of any kind, and will make (or cause to be made) all repairs, replacements, improvements and additions which may be necessary to preserve and so maintain the Mortgaged Property; (ii) comply with all applicable laws, ordinances and regulations affecting the Mortgaged Property and its use; (iii) except as otherwise agreed by Mortgagee in writing, not alter, destroy or remove any of the Improvements, fixtures or personal property included within the Mortgaged Property or permit the Mortgaged Property to be altered, destroyed or removed by any other person (except for repairs and replacements in the ordinary course of Grantor's business which do not materially and adversely effect the value of the Mortgaged Property); (iv) complete in a good and workmanlike manner any Improvement which is being or may be constructed or repaired thereon; and (v) pay when due all claims for labor performed and material furnished to the Real Property and immediately will remove any lien of mechanics or materialmen or any judgment lien which attaches to the Mortgaged Property.

(b) Grantor represents that all certificates, licenses, and permits (herein collectively "Permits") required by applicable laws, ordinances, codes and regulations for the operation of the Mortgaged Property as currently being operated and for the uses to which it currently is devoted are presently in full force and effect. Grantor shall keep, or cause to be kept, all Permits now or hereafter required in full force and effect and to obtain renewals thereof, and to furnish, upon request, copies thereof to Mortgagee, before expiration.

(c) Notwithstanding the provisions of Subsection 8(a) hereof, Grantor may, at its own expense and after prior written notice to Mortgagee, contest in good faith the validity or the amount of any lien otherwise required to be discharged immediately by Grantor pursuant to the provisions of Subsection 8(a); provided that (i) there is no uncured default or Event of Default at the time of the initiation or during the prosecution of such contest: (ii) such contest is brought in good faith and prosecuted with reasonable diligence: (iii) such contest shall preclude the sale or forfeiture of the Mortgaged Property (or Grantor shall provide Mortgagee with such reasonable security or other assurances as Mortgagee may request in connection with such contest); and (iv) Grantor shall indemnify Mortgagee of and from any and all liability, loss, cost or expense which may be incurred by or asserted against any such party in connection with, or in consequence of, any such contest. If in the judgment of Mortgagee, the nonpayment of any such lien, even if contested in good faith, would materially and adversely affect the lien hereof or Mortgagee's security in the Mortgaged Property, or would subject the Mortgaged Property to imminent sale or forfeiture, Grantor immediately shall cause such lien to be discharged of record. In addition, Grantor may, after prior written notice to Mortgagee and at Grantor's sole cost and expense, challenge the validity or the application to Grantor or the Mortgaged Property of any law, ordinance, regulation or requirement, provided that: (x) Grantor shall provide Mortgagee with such reasonable security as Mortgagee may require in connection with such contest; (y) the prosecution of such contest will be undertaken in good faith and diligence and will defer the enforcement of the subject-matter thereof; and (z) neither Grantor nor Mortgagee will become subject to liability in connection with any non-performance of the disputed matter, and the Mortgaged Property will not be subjected to imminent sale or forfeiture as a result of any such permitted contest.

9. Zoning; Tax Parcels.

(a) Grantor shall not modify or amend the zoning classification of the Mortgaged Property without the prior, written consent of the Mortgagee.

(b) Grantor shall not impair the integrity of the Land as one or more complete and separate subdivided zoning lots and tax parcels. Without limiting the foregoing Grantor warrants that the Land includes only complete tax parcels and subdivided lots or tracts, and that there are no tax parcels or subdivided lots or tracts which are partially within the Land and partially not included within the Land.

10. Mortgagee's Right to Protect Mortgaged Property. On the occurrence and at any time during the pendency of any Event of Default, and in addition to any and all other rights and remedies which may then be available to Mortgagee, Mortgagee may, in its discretion and without further notice or demand upon Grantor (but with no obligation to do so and without releasing Grantor from any obligation), or any receiver appointed with respect to the Mortgaged Property may, make payment of any such sums and perform any such covenants and obligations which have not been timely and fully paid and performed, in such manner and to such extent as Mortgagee or such receiver may deem necessary for the protection of the Mortgaged Property. Grantor immediately upon demand shall repay all sums so advanced and all costs and expenses incurred by Mortgagee in exercise of the foregoing rights (including, without limitation, reasonable costs of evidence of title, court costs, appraisals, surveys, environmental consultants', and receivers', trustees' and attorneys' fees and expenses), with interest at the Default Interest Rate specified in the Note from the date of such payments or advances. All sums so advanced or expended, with interest as aforesaid, shall be secured hereby.

11. Further Assurances. Grantor shall execute, acknowledge, and deliver such documents and instruments consistent with the terms of this Mortgage which Mortgagee may request for the purpose of confirming the lien, operation and effect of this Mortgage.

12. Responsibility for Compliance with Environmental Laws. (a) The following definitions shall apply to this Section:

(i) "Hazardous Materials" means: (A) any hazardous wastes and/or toxic chemicals, materials, substances or wastes as defined by or for the purposes of any of the Environmental Laws (as hereinafter defined); (B) any "oil", as defined by the Clean Water Act, as amended from time to time, and regulations promulgated thereunder (including crude oil or any fraction thereof and any petroleum products or derivatives thereof); (C) any substance, the presence of which is prohibited, regulated or controlled by any other applicable federal or state or local laws, regulations, statutes or ordinances now in force or hereafter enacted relating to waste disposal or environmental protection or relating to the exposure to, or manufacture, possession, presence, use, generation, storage, transportation, treatment, release, emission, discharge, disposal, abatement, cleanup, removal, remediation or handling of any such substance; (D) any asbestos or asbestos-containing materials, polychlorinated biphenyls ("PCBs") in the form of electrical equipment, fluorescent light fixtures with ballasts, cooling oils or any other form, urea formaldehyde, atmospheric radon at levels over four picocuries per cubic liter; (E) any solid, liquid, gaseous or thermal irritant or contaminant, such as smoke, vapor, soot, fumes, alkalis, acids, chemicals, pesticides, herbicides, sewage, industrial sludge or other similar wastes; (F) industrial, nuclear or medical by-products; and (G) any regulated substances contained in any underground storage tank(s).

(ii) "Environmental Laws" means all present and future laws, statutes, ordinances, rules, regulations, orders, and determinations of any governmental authority, pertaining to health, protection of the environment, natural resources, conservation, wildlife, waste management, regulation of activities involving Hazardous Materials, and pollution, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act ("Superfund" or "CERCLA"), 42 U.S.C. SS 9601 et seq., the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), 42 U.S.C. SS 9601(2)(D), the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. SS 6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act (the "Clean Water Act"), 33 U.S.C. SS 1251 et seq., the Clean Air Act ("CAA"), 42 U.S.C. SS 7401 et seq., and the Toxic Substances Control Act ("TCSA"), 15 U.S.C. SS 2601 et seq., as amended from time to time.

(iii) "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping in violation of Environmental Laws and includes any "threatened" Releases.

(iv) "Losses" means any and all costs associated with any actions, claims, damages, defenses, demands, disbursements, expenses, fees, fines, judgments, lawsuits, liabilities, liens, losses, obligation, penalties, and/or proceedings (including, but not limited to, all reasonable attorneys' fees and all other reasonable professional or consultants' expenses) incurred in investigating, preparing for, serving as a witness in or defending against any action or proceeding whether actually commenced or threatened, which may be asserted against or incurred by Indemnified Persons (as hereinafter defined).

(v) "Proceeding" means any judicial, quasi-judicial, administrative or governmental proceeding brought pursuant to the Environmental Laws which may give rise to Losses hereunder.

(b) Subject to the terms of Subsections (e) and (f) of this Section 12, Grantor hereby agrees to indemnify, save, defend and hold harmless Mortgagee and its officers and directors, and their successors and assigns (collectively, the "Indemnified Persons"), from and against the full amount of any and all Losses arising from, in respect of, as a consequence of or in connection with any of the following:

(i) the Release of and the necessary containment, control, detoxification, remediation, removal and/or storage of any Hazardous Materials in, on, under, or from the Real Property;

(ii) any claims or actions asserted by any person or entity (including, without limitation, any governmental agency or quasi-governmental authority, board, bureau, commission, department, instrumentality or public body, court, or administrative tribunal (a "Governmental Agency")), in connection with or in any way arising out of the generation, manufacturing, presence, use, transportation, treatment, storage, disposal, or Release of any Hazardous Material in, on, under, or from the Real Property, either prior to or after the date of this Mortgage and either prior to or after the time that Grantor became owner of the Real Property;

(iii) the violation or claimed violation of any Environmental Laws with respect to the Real Property, whether such violation or claimed violation occurred prior to or after the date of this Mortgage and regardless of whether such violation occurred prior to or after the time that Grantor became owner of the Real Property; and

(iv) all foreseeable and all unforeseeable consequences of items described in clauses (i), (ii) and (iii) above resulting in Losses.

(c) All amounts paid pursuant to this Mortgage in respect of any and all Losses shall be due and payable as such Losses are incurred. Within a reasonable time after any such Losses are incurred, Mortgagee shall so notify Grantor; provided, however, that failure or delay by Mortgagee to give such notice shall not relieve Grantor from any liability, duty or obligation hereunder. Grantor will pay interest on any amount not paid within ten (10) days from the date written notice of such Losses is received by Grantor, return receipt requested, at the Default Interest Rate.

(d) Grantor agrees to promptly notify Mortgagee of any Release of Hazardous Materials upon the Real Property or of any litigation or proceedings pending, threatened or commenced (whether or not served) against Grantor or any other party in connection with any Release of Hazardous Materials from the Real Property in any way affecting the Real Property and of the receipt of any notice from any Governmental Agency with regard to any Release of Hazardous Materials from or affecting the Real Property. Grantor shall immediately upon receipt provide Mortgagee with true, complete and correct copies of all such notices and other documentation related to said notices, litigation or proceedings. So long as any Indemnified Person is the holder of a mortgagee encumbering the Real Property, Grantor shall not settle any claim relating to the Real Property under or on account of any Environmental Law without Mortgagee's prior written consent, which will not be unreasonably withheld. Further, if Mortgagee at any time shall become a mortgagee in possession or a successor in interest to Grantor by foreclosure or deed in lieu of foreclosure with respect to all or part of the Real Property, Grantor shall not settle any claim relating to the Real Property under or on account of any Environmental Law without Mortgagee's prior written consent which consent, may be withheld in Mortgagee's sole and absolute discretion.

(e) After receipt by Mortgagee of notice of the commencement of any Proceeding, Mortgagee will, if a claim in respect thereof is to be made against the Grantor under this Section 12, notify the Grantor of the commencement thereof in writing; provided, however, that the failure to give such notice will not constitute a waiver of any right of Mortgagee or any other Indemnified Person (a) to any advance or indemnification hereunder except to the extent that the Grantor may be prejudiced by the failure of Mortgagee to give such notice, but then only to the extent of such prejudice, or (b) to release Grantor from any obligation to indemnify Mortgagee or any other Indemnified Person which the Grantor may otherwise have to Mortgagee or any other Indemnified Person.

(f) Grantor shall have the following obligations to defend any Indemnified Person:

(i) Upon request of any Indemnified Person, Grantor shall be bound to and defend any and all actions or proceedings that may be brought against such Indemnified Person in connection with or arising out of the matters covered by this Section 12. In the event that Grantor is defending an Indemnified Person, Grantor may settle a claim against the Indemnified Person only with the Indemnified Person's prior written consent, which consent may be withheld in the Indemnified Person's sole and absolute discretion.

(ii) If an Indemnified Person has required Grantor to defend it, such defense shall be conducted (at Grantor's sole cost and expense) by reputable attorneys retained by Grantor, reasonably satisfactory to the Indemnified Person. In addition, the Indemnified Person shall have the right to participate in such proceedings and to be represented by attorneys of its own choosing. In such case, the Indemnified Person shall be responsible for the cost of such participation unless the Indemnified Person shall have concluded in its sole discretion that the interest of the Indemnified Person and of Grantor in the action conflict in such a manner and to such an extent as to require, consistent with applicable standards of professional responsibility, the retention of separate counsel for the Indemnified Person, in which event Grantor shall pay for separate counsel chosen by the Indemnified Person. If Grantor does not timely commence the defense of any such proceeding, Mortgagee may conduct, at Grantor's expense, the defense of such proceeding and Grantor will be obligated to pay the amount of any adverse final judgment or decree rendered in such proceedings and will also be obligated to pay all costs and expenses incurred in connection with such proceedings including attorneys' fees.

(g) In any action to enforce or interpret this Section 12, the Indemnified Persons shall be entitled to receive from the Grantor all costs including, but not limited to, reasonable attorneys' fees and all costs of defense incurred in connection therewith.

(h) There is no time limitation on Grantor's obligations to indemnify under this Section 12. All of the obligations set forth herein shall survive the repayment of the Obligations and the release of this Mortgage and shall survive the transfer of any or all right, title and interest in and to the Real Property by Grantor to any party. Grantor waives all present and future statutes of limitations as a defense to any action to enforce the provisions of this Section. Grantor acknowledges and agrees that any amounts owed and the obligations herein stated shall survive and continue to be in full force and effect notwithstanding a foreclosure conducted pursuant to this Mortgage, the making of a deed in lieu of foreclosure by Grantor in favor of Mortgagee, or a transfer of any other interest in the Real Property, whether by Mortgagee or any of its successors or assigns.

13. Security Agreement. (a) Grantor and Mortgagee agree: (i) that, in addition to this Mortgage constituting a mortgage lien on the Real Property, this Mortgage also shall constitute and serve as a security agreement within the meaning of the Ohio Uniform Commercial Code (the "Code") with respect to that portion of the Mortgaged Property which is personal property or fixtures, and all replacements of such property, substitutions for such property, additions to such property, and the proceeds thereof (said personal property, fixtures, replacements, substitutions, additions and the proceeds thereof being sometimes herein collectively referred to as the "Collateral"); (ii) that a security interest in and to the Collateral is hereby granted to Mortgagee; and (iii) that all right, title, and interest of Grantor in and to the Collateral granted to Mortgagee pursuant to the terms of this Mortgage shall secure payment and performance by Grantor of the Obligations. In addition to any other rights and remedies of Mortgagee hereunder, Mortgagee shall have all the rights of a secured party under Chapter 1309 of the Ohio Revised Code with respect to the Collateral.

(b) Grantor shall not further encumber or grant a security interest in the Collateral or any part thereof to any person other than Mortgagee without the prior written consent of Mortgagee, and the Collateral shall at all times be owned by Grantor. Grantor specifically shall not own or acquire any of the Collateral by conditional sales agreement or in any other manner whereby the ownership or any beneficial interest (including any security interest) in any of the Collateral shall be held by any person or entity other than Grantor. Furthermore, to the extent permitted by law, Grantor hereby authorizes Mortgagee to sign and file financing statements at any time in respect of any of the Collateral, without such financing statements being executed by Grantor, but Grantor shall, however, at any time on request of Mortgagee, execute, or cause to be executed, financing statements in respect of any of the Collateral. Grantor shall pay all filing fees, including fees for filing continuation statements in connection with such financing statements, and shall reimburse Mortgagee for all costs and expenses of any kind incurred in connection therewith.

14. Management. Grantor shall not enter into any agreement providing for third-party management or leasing of the Mortgaged Property without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld or delayed.

15. Use of Premises. Grantor shall use, or cause to be used, the Mortgaged Property principally and continuously as an apartment complex, and for no other use or purpose without Mortgagee's consent.

16. Books and Records; Financial Information. Grantor will keep or cause to be kept proper books of record in accordance with generally accepted accounting principals consistently applied with respect to the Mortgaged Property. Mortgagee shall have the right to inspect the books and records relating to the operation of the Mortgaged Property and to make copies thereof at all reasonable times and upon reasonable notice to Grantor.

17. Default. The occurrence of any one or more of the of the following events shall constitute an "Event of Default" under this Mortgage:

(a) An Event of Default shall occur under any Transaction Document and shall remain uncured beyond the expiration of any period of notice or grace applicable to such event thereunder;

(b) An Event of Default shall occur under the First Mortgage or any First Mortgage Document and shall remain uncured after the expiration of any period of notice or grace, or both, applicable to such Event of Default thereunder;

(c) Any payment for Impositions is not made as required herein or any other payment (other than as specified in Section 17(a) above) due under any of the Transaction Documents is not made as and when required thereby;

(d) Grantor shall abandon the Real Property, shall sell, lease, assign, convey or transfer (or contract to so sell, lease, assign, convey or transfer) all or any part of the Mortgaged Property except to the extent expressly permitted by the terms hereof, file or cause to be filed any lien or encumbrance against the Mortgaged Property except as expressly permitted by the terms hereof or of the Loan Documents, or grant or modify any easement affecting the Premises (except utility easements for utilities benefitting the Mortgaged Property) without first obtaining Mortgagee's written consent;

(e) Grantor shall assign all or any part of the Rents

to any person or entity other than Mortgagee without first obtaining Mortgagee's written consent;

(f) Grantor shall make a general assignment for the benefit of creditors, become insolvent or file a petition for voluntary bankruptcy or shall file a petition or answer seeking reorganization or an arrangement or composition, extension or readjustment of its indebtedness or its consent to the appointment of a receiver or trustee of its property or any part thereof;

(g) A petition for proceedings in bankruptcy or for reorganization or for an arrangement or composition, extension or readjustment of the indebtedness of the Grantor shall be filed against Grantor and Grantor shall admit the material allegations thereof, or an order, judgment or decree shall be made approving such petition, or a receiver or trustee of Grantor or its property or any part thereof shall be appointed and the same is not dismissed within 60 days of the filing thereof; or

(h) Grantor defaults in the performance, observance, or compliance of any covenant or agreement on its part to be performed, observed, or complied with hereunder (other than those defaults specified in subclauses 17(a) through 17(g) above) or in any other Loan Document and fails to cure the same within thirty (30) days after written notice of such default from Mortgagee to Grantor unless such default is not susceptible to being cured within thirty (30) days in which event the time shall be extended so long as Grantor is proceeding in good faith and with due diligence to cure the same;

and in any and every such case Mortgagee, at its option, may, after the occurrence and during the pendency of an Event of Default and subject to the applicable terms of the Swap Documents, declare the Obligations to be immediately due and payable as provided in Section 18 below, and Mortgagee may proceed forthwith to enforce the same and exercise all rights, remedies, and recourses as are hereafter set forth or otherwise provided at law or in equity, including foreclosure of this Mortgage.

18. Acceleration of Maturity. Mortgagee may, after the occurrence and during the pendency of an Event of Default, in its discretion but subject to the applicable provisions of the Swap Documents, declare the Obligations to be immediately due and payable, without any presentment, demand, protest, or notice of any kind not otherwise required to be furnished pursuant to the Swap Documents; in that event, Grantor shall make payment thereof immediately.

19. Receiver. Upon commencement of any judicial proceedings to enforce any right under this Mortgage, the court in which such proceeding is brought, at any time thereafter, without notice to Grantor or any party claiming under (such notice being hereby expressly waived) and without reference to the then value of the Mortgaged Property, to the solvency or insolvency of any person liable for any part of the Obligations or other grounds for extraordinary relief, may appoint a receiver for the benefit of Mortgagee with power to take immediate possession of the Mortgaged Property, manage, rent and collect the Rents, and the Rents, when collected may be applied toward the payment of the Obligations and the costs, taxes, insurance and other items necessary for the protection and preservation of the Mortgaged Property, including the expenses of such receivership. Mortgagee's right to a receiver shall be absolute and unconditional once an Event of Default occurs.

20. Mortgagee's Additional Remedies. Mortgagee may, after the occurrence and during the pendency of any Event of Default, institute appropriate judicial proceedings or proceed with any right or remedy, independent of or in aid of the power of entry hereinbefore conferred, as it may deem best for the protection and enforcement of its rights hereunder or to foreclose the lien hereof, or to enforce any right or remedy available to it under the laws of the State of Ohio, or to cause the Mortgaged Property to be sold as a whole or in parcels under the judgment or decree of a court or courts of competent jurisdiction, or may proceed to protect and enforce its rights by any other proper legal or equitable remedy as it shall deem most effectual.

21. Waiver. To the full extent that Grantor may lawfully do so, Grantor waives all errors and imperfections in any proceedings instituted by Mortgagee to enforce any of its rights or remedies under any Loan Documents and all benefit of any present or future moratorium law or any other present or future law, regulation, or judicial decision which: (a) exempts any of the Mortgaged Property or any other property, real or personal, or any part of the proceeds arising from any sale thereof from attachment, levy, or sale under execution; (b) provides for any stay of execution, marshalling of assets, exemption from civil process, redemption, extension of time for payment or valuation or appraisement of any of the Mortgaged Property; or (c) conflicts with any provision of any of the Transaction Documents.

22. Cumulative Remedies. Every right and remedy provided in this Mortgage shall be cumulative of every other right or remedy of Mortgagee whether herein or by law conferred and may be enforced concurrently therewith; no acceptance of the performance of any obligation as to which Grantor shall be in default, or waiver of particular or single performance of any obligation or observance of any covenant, shall be construed as a waiver of the obligation or covenant or as a waiver of any other default then, theretofore or thereafter existing.

23. Expenses. Grantor shall pay all filing and recording fees, and all expenses incident to the execution and acknowledgement of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property, and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Transaction Documents, this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. Grantor shall pay or reimburse Mortgagee, upon demand therefor, for all costs and expenses, including appraisal and reappraisal costs of the Mortgaged Property and attorneys' fees, which Mortgagee may incur in connection with enforcement proceedings hereunder, attorneys' fees incurred by Mortgagee in any other suit, action, legal proceeding or dispute of any kind in which Mortgagee is made a party or appears as party plaintiff or defendant, affecting the Obligations, this Mortgage, or the Mortgaged Property, or required in protecting or sustaining the lien of this Mortgage.

24. Advances. This Mortgage secures the unpaid balance of certain Obligations which may be advanced, and other financial accommodations which may be extended to or for the benefit of Borrower under the Swap Documents after this Mortgage is delivered for recording. The making of such advances and other accommodations is obligatory on the part of Mortgagee subject to the terms and conditions set forth in the Swap Documents. The maximum amount of the unpaid balance of all Obligations (in the aggregate and exclusive of interest thereon and advances made pursuant hereto for the payment of taxes, insurance premiums, and for protection of the Mortgaged Property) which may be outstanding at any time is $10,000,000. In addition to any other debt or obligation secured hereby, this Mortgage shall also secure unpaid balances of advances made with respect to the Mortgaged Property for the payment of taxes, assessments, insurance premiums, and costs incurred for maintaining the Improvements on, or for the protection of, the Mortgaged Property.

25. Mechanics' Lien Law. Mortgagee shall be and hereby is authorized and empowered to do, as mortgagee, all things provided to be done in the mechanics' lien laws of the State of Ohio (including Section 1311.14 of the Ohio Revised Code), and all acts amendatory or supplementary thereto.

26. Notices. All notices required hereunder shall be in writing and shall be deemed properly served if delivered in person or if sent by registered or certified mail with postage prepaid and return receipt requested, by overnight courier service or by facsimile transmittal to the following addresses (or to such other addresses as either party may subsequently designate):

If to Mortgagee:

NATIONAL CITY BANK

National City Center

1900 East Ninth Street

Cleveland, Ohio 44114

Attn: Gary L. Wimer, Senior Vice-President

Investment Real Estate Division

Fax: (216) 575-3160

If to Grantor:

ASSOCIATED ESTATES REALTY CORPORATION

5025 Swetland Court

Cleveland, Ohio 44143-1467

Attn: Greg Golz, Vice-President

Fax: (216) 797-8719

with a copy concurrently to:

ASSOCIATED ESTATES REALTY CORPORATION

5025 Swetland Court

Cleveland, Ohio 44143-1467

Attn: Martin A. Fishman, Esq., General Counsel

Fax: (216) 797-8719

All notices, demands, deliveries or other communications required hereunder shall be deemed received on the date of a signed receipt, if delivered in person, or, if sent by facsimile, on the date of sending by facsimile.

27. Assignment of Rents, Income, Proceeds and Leases. Grantor hereby assigns and grants a security interest to Mortgagee in all the cash, accounts, accounts receivable, general intangibles, rents and income derived or arising from Grantor's business operations on the Real Property as additional security for the Obligations; Mortgagee may, at any time after the occurrence and during the pendency of an Event of Default hereunder, without any additional notice and without regard to the adequacy of any security for the Obligations and with or without the appointment of a receiver, to enter upon and take possession of the Mortgaged Property and collect such cash, accounts, accounts receivable, general intangibles, rents and income, including those past due and unpaid and apply the same, less the cost of operation, maintenance and repair and reasonable collection, management and attorney fees, in reduction of any Obligations in such order as Mortgagee may determine. The collection of such cash, accounts, accounts receivable, general intangibles, rents and income shall not cure or waive any default hereunder. Mortgagee shall not be liable to Grantor, anyone claiming under or through Grantor or anyone having an interest in the Mortgaged Property by reason of anything done or left undone by Mortgagee under this Article, and Grantor shall indemnify Mortgagee and each of the Lenders from any and all liability, loss or damage which it may incur under any lease or by reason of assignment thereof and from any claims or demands which may be asserted against it by reason of any alleged obligation on its part to perform any of the terms of said lease; provided, however, that the obligation so to indemnify shall not extend to liability arising from or occasioned by any actions taken by Mortgagee or any receiver appointed for Mortgagee after the date Mortgagee or any such receiver has assumed control of the Mortgaged Property. Grantor warrants that there are no outstanding assignments or pledges of the cash, accounts, accounts receivable, general intangibles, rents and income derived or arising from Grantor's business operations on the Real Property.

28. Obligations Unconditional. The obligations of the Grantor to make payments of any and all amounts due hereunder shall be absolute and unconditional without defense or set-off by reason of any default whatsoever, including, without limitation a default by any tenant of the Mortgaged Property under any lease with the Grantor or under any other agreement or instrument between the Mortgagee and the Grantor, and such payments to Mortgagee shall not be decreased, abated, postponed or delayed for any reason whatsoever, including without limitation, any acts or circumstances that may constitute failure of consideration, destruction of or damage to the Mortgaged Property, the taking of any part of the Mortgaged Property, commercial frustration of purpose, failure of any person to perform or observe any agreement, whether expressed or implied, or any duty, liability or obligation arising out of or connected with this Mortgage, the Note, or any other Loan Document, or failure of any resident or occupant of the Mortgaged Property to pay the fees, rentals or other charges owed to Grantor, and irrespective of whether or not any such resident or occupant of the Mortgaged Property receives either partial or total reimbursement as a credit against such payment, it being the intention of the parties that the payments required of the Grantor hereunder will be paid in full when due without any delay or diminution whatsoever.

29. Applicable Law. This Mortgage shall be construed, interpreted, enforced, and governed by and in accordance with the laws of the State of Ohio.

30. Waiver of Jury Trial. ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (I) UNDER THIS MORTGAGE OR ANY OTHER TRANSACTION DOCUMENT, OR (II) ARISING FROM ANY OBLIGATIONS OR CONTRACTUAL RELATIONSHIP EXISTING IN CONNECTION WITH THIS MORTGAGE OR ANY OTHER TRANSACTION DOCUMENT IS HEREBY WAIVED BY GRANTOR, AND IT IS EXPRESSLY AGREED BY GRANTOR THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

31. Severability. In the event that any one or more of the provisions of this Mortgage shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part, or in any respect, or in the event that any one or more of the provisions of this Mortgage shall operate, or would prospectively operate, to invalidate this Mortgage, then, and in any such event, such provision or provisions only shall be deemed to be null and void and of no force or effect and shall not affect any other provision of this Mortgage, and the remaining provisions of this Mortgage shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

32. Captions. The section titles or captions contained in this Mortgage are for convenience only and shall not be deemed to define, limit or otherwise modify the scope or intent of this Mortgage.

33. Variation in Pronouns. All the terms and words used in this Mortgage, regardless of the number and gender in which they are used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context or sense of this Mortgage or any paragraph or clause herein may require, the same as if such word had been fully and properly written in the correct number and gender.

34. Binding Effect. The provisions of this Mortgage shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns and the covenants of Grantor herein shall run with the land.

PROVIDED, ALWAYS, that if Grantor shall pay and comply with all of the Obligations in accordance with the terms of this Mortgage and the other Transaction Documents at all times during the pendency thereof, then and in that case, the Mortgaged Property hereby conveyed and all rights and interests therein and thereto shall revert to Grantor and the estate, right, title and interest of Mortgagee therein shall thereupon cease, determine and become void, and in such case Mortgagee shall execute and deliver to Grantor at the cost of Grantor, an appropriate release and discharge of this Mortgage in form to be recorded.

IN WITNESS WHEREOF, this instrument has been executed at Cleveland, Ohio as of the date first above written.

Signed and acknowledged

in the presence of: ASSOCIATED ESTATES REALTY CORPORATION

By: /s/ Greg Golz Print Name:

Name: Greg Golz

Title: Vice President

Print Name:

STATE OF Illinois )

) SS.

COUNTY OF Cook )

Before me, a Notary Public in and for said County

and State, personally appeared the above-named ASSOCIATED ESTATES REALTY CORPORATION, an Ohio corporation, by Greg Golz, the Vice President of such corporation, who acknowledged that he did sign the foregoing instrument for and on behalf of said corporation, and that the same is the free act and deed of said corporation, and his free act and deed individually and as such officer.

IN TESTIMONY WHEREOF, I have hereunto set my hand

and official seal at River Forest, Illinois, this 16th day of February, 2000.

Notary Public

This instrument prepared by:

William K. Smith, Esq.

Taft, Stettinius & Hollister LLP

Bond Court Building, Suite 600

1300 East Ninth Street

Cleveland, Ohio 44114

EXHIBIT A

EXHIBIT B

OPEN-END MORTGAGE DEED AND SECURITY AGREEMENT (Second Mortgage)

(MAXIMUM PRINCIPAL INDEBTEDNESS NOT TO EXCEED $10,000,000)

from

ASSOCIATED ESTATES REALTY CORPORATION

to

NATIONAL CITY BANK

February 16, 2000

Property: Winchester II

Willoughby Hills, Lake County, Ohio

OPEN-END MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT

OF RENTS AND LEASES

Second Mortgage

(MAXIMUM PRINCIPAL INDEBTEDNESS NOT TO EXCEED $10,000,000)

This Open-End Mortgage, Security Agreement and Assignment of Rents and Leases (this "Mortgage") is made as of February 16, 2000, by ASSOCIATED ESTATES REALTY CORPORATION, an Ohio corporation having its principal place of business at 5025 Swetland Court, Cleveland, Ohio 44143-1467 ("Grantor"), in favor of NATIONAL CITY BANK, a national banking association having an address at National City Center, 1900 East Ninth Street, Cleveland, Ohio 44114 ("Mortgagee").

RECITALS

A. Grantor and Mortgagee are parties to that certain Master Agreement, dated of even date herewith (which, together with all schedules thereto and with all confirmations and other documents, instruments and agreements now or at any time hereafter to be executed and delivered in accordance with the terms thereof, is referred to as the "Master Agreement"), and to a related Credit Support Annex, also dated of even date (the "Annex"; the Master Agreement and the Annex, together with any and all modifications, amendments and supplements thereto and any and all other documents, instruments and agreements hereafter executed in connection therewith, and all modifications and amendments to any of the foregoing, are collectively referred to as the "Swap Documents").

B. Mortgagee has required, as a condition to entering into and performing its obligations under the Swap Documents, that Guarantor execute and deliver this Mortgage to secure Grantor's obligations to the Bank under or in respect of the Swap Documents.

NOW, THEREFORE, for Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of inducing Mortgagee to enter into and to perform its obligations under the Swap Documents, Grantor hereby mortgages and grants a security interest in favor of Mortgagee, its successors and assigns forever, in and to the following described real and personal property, all of which is hereinafter sometimes collectively called the "Mortgaged Property":

(a) All of that certain land situated in the City of Willoughby Hills, Lake County, Ohio, which is more particularly described on Exhibit A attached hereto and made a part hereof (the "Land");

(b) All buildings and improvements of every kind and description now or hereafter erected or placed upon the Land (the "Improvements") (the Land and the Improvements are sometimes collectively referred to herein as the "Real Property");

(c) All materials now or hereafter delivered to or located upon the Land and intended for construction, re-construction, alteration or repair of the Improvements, all of materials shall be deemed to be included within the Mortgaged Property immediately upon the delivery thereof to the Land;

(d) All fixtures and articles of personal property owned by Grantor and now or hereafter attached to or contained in and used in connection with the Real Property, including, but not limited to, all elevators, all heating, ventilating and air-conditioning equipment, all furniture, appliances, apparatus, machinery, motors, escalators, storm windows and doors, electrical and office equipment and other furnishings, and all plumbing, lighting, cleaning, snow removal, lawn, landscaping, incinerating, firefighting and sprinkler equipment and fixtures and appurtenances thereto, and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to the Real Property, it being the mutual intent of Grantor and Mortgagee that the foregoing shall, so far as permitted by law, be deemed to be fixtures and a part of the Real Property;

(e) All right, title and interest of Grantor in and to the land lying in the streets and any ways, public or private, in front of, along the side of and to the rear of and adjoining the Land;

(f) All rights, privileges, tenements, hereditaments, and easements appurtenant to, or in any way now or hereafter appertaining, to the Real Property and the reversion and reversions and remainder and remainders thereof;

(g) All right, title, and interest now owned or hereafter acquired by Grantor in and to any greater estate in the Real Property;

(h) All interests, estates, or other claims, both in law and in equity, which Grantor now has or hereafter may acquire in and to the Real Property;

(i) All leases, written or oral, and all agreements for use or occupancy of all or any portion of the Real Property, together with any and all extensions and renewals thereof and any and all further leases, subleases, lettings or agreements (including subleases thereof and tenancies following attornment) upon or covering use or occupancy of all or any part of the Real Property (all such leases, agreements, subleases, and tenancies sometimes collectively referred to herein as the "Leases" and sometimes individually as a "Lease");

(j) All of the rents, income, receipts, revenues, issues and profits now due or which may become due or to which Grantor may now or hereafter (including during the period of redemption, if any, following foreclosure of this Mortgage) become entitled or may demand or claim, arising or issuing from or out of the Leases or from or out of the Real Property or any part thereof, including but not limited to: security deposits, minimum rents, additional rents, parking rents, deficiency rents and liquidated damages following default, any premium payable by any tenant upon the exercise of a cancellation privilege contained in its Lease; all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Improvements; any and all rights and claims of any kind which Grantor has or hereafter may have against the tenants under the Leases and any subtenants and other occupants of the Real Property; any award granted Grantor after the date hereof in any court proceeding involving any tenant in any bankruptcy, insolvency, or reorganization proceedings in any state or federal court; and any and all payments made by any tenant in lieu of rent (any and all such moneys, rights and claims identified in this paragraph referred to herein sometimes as the "Rents" and sometimes as the "Rent");

(k) All awards and other compensation for any taking by eminent domain, or by any proceeding of purchase in lieu thereof, either permanent or temporary, of all or any part of the Real Property, or any easement or appurtenance thereof, including severance and consequential damage and change in grade of streets;

(l) All proceeds of all insurance now or hereafter carried by, or payable to, Grantor with respect to the Mortgaged Property, or otherwise now or hereafter payable with respect to any loss or damage of the Mortgaged Property, and all claims or demands with respect thereto;

(m) All right, title, and interest of Grantor in and to any management agreement pertaining to the Real Property and all cash payments to be made to or for the account of Grantor pursuant thereto and any other proceeds thereof;

(n) All right, title and interest of Grantor in and to any leases for equipment now or hereafter located at or used in connection with the Real Property, including without limitation all leases for office equipment, maintenance and operating equipment, recreational equipment and fixtures, telephone equipment, furniture, and furnishings; and

(o) All permits, licenses and franchises, and all contract rights and other intangibles now or hereafter owned by Grantor and relating to the ownership, construction, use, operation, or development of the Real Property, including, without limitation, any plans, specifications, and drawings pertaining to the development thereof, and contracts with architects and contractors.

TO HAVE AND TO HOLD, all and singular, the above granted Mortgaged Property, real and personal, unto Mortgagee, its successors and assigns, forever.

And Grantor does hereby covenant with Mortgagee, its successors and assigns, that at and until the ensealing of these presents, Grantor is well seized of the Real Property as a good and indefeasible estate in FEE SIMPLE and has good, merchantable title to the portion of the Mortgaged Property which is personalty, and has good right to bargain and sell the Mortgaged Property in manner and form as is above written, and that the same are free from all liens and encumbrances whatsoever (including, with respect to the fixtures and personal property included within the Mortgaged Property, security interests, conditional sales contracts, title retention financing devices and anything of a similar nature) except the lien of taxes and assessments which are not yet due and payable, the lien of the First Mortgage and the First Mortgage Documents (as defined below) and those matters approved by Mortgagee in connection with the transactions contemplated hereby (the "Permitted Encumbrances"), and that Grantor hereby does WARRANT and WILL DEFEND the same unto Mortgagee, its successors and assigns forever, against all lawful claims and demands whatsoever, except as above set forth.

To secure the following (collectively, the "Obligations"):

(i) Prompt payment, as and when due, of all of Grantor's obligations under or in respect of any of the Swap Documents, or in respect of any of the Transactions (as defined in the Master Agreement), including without limitation any obligation or liability of Borrower which may arise or be occasioned by (A) any agreement, device or arrangement now or hereafter effected under or in connection with any of the Swap Documents to protect Grantor from interest-rate fluctuations, including without limitation dollar-denominated or cross-currency exchange agreements, interest-rate caps, collars or floors, forward-rate currency or exchange-rate options, puts, warrants, swaps or "lock" agreements; (B) any other interest rate hedging transactions effected under or as contemplated by the Swap Documents; and (C) any and all cancellations, buy-backs, reversals, terminations or assignments of any of the foregoing agreements, devices or arrangements;

(ii) Prompt payment of all other sums which are or which may become due pursuant to the terms of this Mortgage;

(iii) Unpaid balances of advances made by Mortgagee with respect to the Mortgaged Property for the payment of taxes, assessments, and insurance premiums and for costs incurred for the protection of the Mortgaged Property, as provided in Section 5301.233 of the Ohio Revised Code; and

(iv) Performance and observance of each covenant and agreement of Grantor contained herein or in any other Transaction Document (defined below).

AND FURTHERMORE, Grantor does hereby further covenant and agree as follows:

1. Payment and Performance of Obligations. Grantor shall pay and perform the Obligations, and shall observe, perform and discharge all covenants, agreements and undertakings of Grantor hereunder, and under all of the Swap Documents and under any and all other documents, instruments or agreements now or hereafter evidencing, confirming or securing all or any portion of Grantor's obligations under or pursuant to the Swap Documents (the Swap Documents, this Mortgage and all such other documents, instruments and agreements being collectively referred to as the "Transaction Documents").

2. Insurance. (a) At all times until the Obligations shall be paid in full and discharged, Grantor shall procure and maintain the following insurance coverage:

(i) comprehensive general public liability insurance covering the legal liability of Grantor against claims for bodily injury and/or property damage arising out of the use, maintenance and/or operation of the Mortgaged Property and all areas appurtenant thereto and/or the conduct of Grantor's business in such amounts as Mortgagee may reasonably require but in no event less than $3,000,000 for personal injury or death to one person, $5,000,000 for personal injury or deaths in one accident and $3,000,000 for property damage;

(ii) "Broad form/special perils" insurance on any Mortgaged Property and all Improvements and all items of personal property and fixtures located on or included within the Mortgaged Property against loss by fire or other hazards (including vandalism and malicious mischief) in an amount not less than the full insurable value of the Improvements and all items of personal property and fixtures located on or included within the Mortgaged Property;

(iii) During any time that the Real Property is in an area which is considered or designated as a special flood hazard area by the Federal Emergency Management Agency, Grantor will also maintain flood insurance (in accordance with the National Flood Insurance Act of 1968, as amended by the Flood Disaster Protection Act of 1973 and all amendments thereto and all successor or replacement legislation) covering the Improvements and all items of personal property and fixtures included within the Mortgaged Property against loss or damage by flood, in an amount equal to the lesser of the replacement cost of the foregoing items or the maximum coverage available in respect of the Mortgaged Property; and

(iv) Such other insurance covering such other casualties, risks, perils, liabilities and other hazards as may reasonably be required by Mortgagee by reason of the type of, uses of, or location of the Mortgaged Property, all in amounts reasonably satisfactory to Mortgagee.

(b) The following requirements shall be applicable to the insurance required to be maintained pursuant to the provisions of Subsection 2(a) of this Mortgage:

(i) All insurance policies and endorsements required by this Section 2 shall be issued by companies licensed to do business in the State of Ohio (with a rating of "A, Class VIII" or better by Best's Key Rating Guide for property and liability companies, without reference to the financial strength of any parent or affiliated company or of any reinsurer).

(ii) The insurance policies referred to in Subsection 2(a)(ii) shall not contain any coinsurance provision without Mortgagee's approval. If Mortgagee approves the existence and form of any coinsurance provision, such policies shall be in such amount as will satisfy such co-insurance provisions and shall contain an agreed-amount endorsement acceptable to Mortgagee, which endorsement shall be updated not less often than annually or at such more frequent intervals as may be required by the issuer of such policies.

(iii) All insurance policies and endorsements required by this Section 2 must contain an express provision or endorsement which states the substance of the following in a manner acceptable to Mortgagee: "The policy of insurance shall not be cancelled, permitted to lapse by reason of non-renewal, altered, changed, amended or modified, nor shall any coverage therein be reduced, deleted, amended, modified, changed, or cancelled by either the party named as the insured, or the insurance company issuing this policy, without at least 30 days' prior written notice having been given to National City Bank."

(iv) The insurance policies referred to in Subsections 2(a)(i) and 2(a)(ii) shall contain a non-contributory standard mortgagee clause acceptable to Mortgagee, providing for losses to be payable to Mortgagee, a waiver of subrogation endorsement, and replacement cost or equivalent clauses or endorsements acceptable to Mortgagee.

(v) The insurance policies referred to in Subsection 2(a) which provide coverage for liability to third parties shall name Mortgagee as an "additional insured".

(vi) No policy of insurance required to be maintained pursuant to the terms of this Mortgage may contain a deductible in excess of $50,000 except for required flood and earthquake coverage which shall not contain a deductible in excess of $500,000. In complying with the insurance provisions of this Mortgage, Grantor shall be permitted to deliver blanket policies of insurance to satisfy the insurance requirements of this Section 2, provided such policies show the address of the Mortgaged Property and specifically identify the limits of coverage applicable to the Mortgaged Property.

(vii) Grantor shall deposit with Mortgagee the original insurance policies (or duplicate copies thereof with original endorsements extending the coverages to Mortgagee) providing all coverages required by Section 2 of this Mortgage. Not less than ten (10) days prior to the expiration of any such policy, Grantor will submit to Mortgagee evidence showing continuing or replacement coverages in compliance with the foregoing insurance requirements.

(c) Grantor shall immediately notify both the insurers and Mortgagee of any change of title or use, physical damage, additional improvements or other factors pertaining to the Mortgaged Property which may affect any insurance policy or coverage provided thereunder.

(d) Upon failure by Grantor to comply with the requirements of this Section 2, Mortgagee may, in its discretion (but shall not be obligated to), procure any insurance required hereunder in the amounts required above after providing Grantor with prior written notice of its election to do so, and may pay the premiums due therefor. Any amounts so paid by Mortgagee shall become immediately due and payable to Mortgagee by Grantor, and shall be secured by this Mortgage. The delivery to Mortgagee of any policy of insurance hereunder or renewals thereof (or certified copies of such policies or renewals) shall constitute an assignment to Mortgagee of all unearned premiums thereon as further security for the payment of the Obligations. If any foreclosure action or other proceeding hereunder is successfully maintained by Mortgagee, all right, title, and interest of Grantor in or to any policy or policies of insurance then in force shall vest in Mortgagee insofar as such policy or policies apply to the Mortgaged Property.

3. Impositions and Insurance Premiums. (a) Grantor shall (i) pay, or cause to be paid, not later than the last day on which the same may be paid without penalty or interest, all real estate taxes, general and special assessments, water and sewer rents, rates, charges, impositions and liens (collectively, "Impositions") which now or hereafter are imposed by law upon the Mortgaged Property, and (ii) pay, or cause to be paid, not less than thirty (30) days prior to the date on which each such policy of insurance would be subject to cancellation or non-renewal for failure to pay premiums therefor, all premiums becoming payable on all insurance required by the terms of Section 2 of this Mortgage to be maintained by Grantor with respect to the Mortgaged Property ("Insurance Premiums"). Grantor shall furnish to Mortgagee evidence satisfactory to Mortgagee of payment of the Impositions and the Insurance Premiums promptly after Mortgagee's request therefor from time to time. Provided that Grantor is not then in default, Grantor shall have the right to contest the validity or amount of any Imposition by appropriate proceedings diligently conducted in good faith, subject to the provisions of Subsection 8(c).

(b) In the event of the passage after the date of this Mortgage of any federal, state, municipal, or other governmental law, order, rule, or regulation deducting from the value of the Mortgaged Property, for the purpose of taxation, any lien thereon, taxing the lien, or in any manner changing or modifying the laws now in force governing the taxation of mortgages or debts secured by mortgages or the manner of collecting taxes so as to impose a tax hereon or otherwise adversely to affect Mortgagee, this Mortgage or the Obligations, Grantor shall pay the amount of such taxes if it may lawfully do so or shall (in the event that Grantor may not lawfully pay any such amount) provide Mortgagee with substitute collateral having a collateral value and utility substantially equivalent to those afforded to Mortgagee by this Mortgage and otherwise reasonably acceptable to Mortgagee.

4. The First Mortgage. Grantor and (by its acceptance hereof) Mortgagee acknowledge that the Mortgaged Property is subject to the lien and operation of (a) that certain Open End Mortgage, Security Agreement and Assignment of Rents and Leases from Grantor in favor of Mortgagee, dated as of November 15, 1999, recorded as instrument no. 99005278 in the real property records of Lake County, Ohio (the "First Mortgage"); (b) an Assignment of Leases, Rents, Contracts, Income and Proceeds from Grantor in favor of Mortgagee also dated as of November 15, 1999, and recorded as instrument no. 990052769, aforesaid records; and (c) a Uniform Commercial Code Financing Statement from Grantor as Debtor to Mortgagee as Secured Party, recorded as instrument no. 99212579, aforesaid records. The First Mortgage, the aforementioned Assignment and the Financing Statement are collectively referred to as the "First Mortgage Documents." Grantor covenants and agrees to observe, perform and discharge all of its obligations under the First Mortgage Documents as and when required thereby, and acknowledges that the occurrence of any event of default under the First Mortgage Documents which remains uncured following the expiration of the applicable period of notice or grace set forth therein shall constitute an Event of Default hereunder. Mortgagee acknowledges by its acceptance hereof that this Mortgage and all of Mortgagee's rights hereunder are subject to the rights of the holder of the First Mortgage.

5. Damage or Destruction. (a) Provided that there is then no uncured Event of Default (as defined below) hereunder: (i) Grantor shall have the absolute right with respect to any damage to the Mortgaged Property resulting in a claim against Grantor's insurance in an amount under Two Hundred Fifty Thousand Dollars ($250,000), and (ii) Grantor and Mortgagee in all other cases shall both have the right, to participate in the settlement, adjustment or compromise of any claims for loss or destruction under any policy or policies of insurance. Subject to the provisions of Subsection 5(c) below, the insurance loss proceeds shall be delivered to Mortgagee and be applied, subject to the terms herein, without penalty or premium, to the outstanding Obligations which are then due and payable under any of the Transaction Documents, unless Mortgagee elects to make such proceeds available for restoration purposes.

(b) Any proceeds not required to be used for restoration shall be applied to pay off or reduce the unpaid balance of the Obligations as hereinafter provided. Such proceeds shall, promptly after receipt by Mortgagee, be applied by Mortgagee, first, to pay the actual costs, fees and expenses, if any, incurred in connection with the adjustment of the loss, and, second, to reduction of the Obligations in such order or manner as Mortgagee may, in its discretion, determine, with any excess held by it over the amount of the Obligations to be returned to Grantor or any party entitled thereto without interest.

(c) Notwithstanding anything herein to the contrary and provided that there is no uncured Event of Default, Grantor shall have the absolute right to apply the insurance proceeds for any loss valued at under Two Hundred Fifty Thousand Dollars ($250,000) to the restoration or replacement of the Improvements and or any personal property or fixtures located on the Real Property, provided that Grantor gives Mortgagee notice of the destruction and amount of damage thereof. In addition, notwithstanding anything herein to the contrary, in the event of destruction in an amount greater than Two Hundred Fifty Thousand Dollars ($250,000.00), the insurance proceeds shall be applied in payment of the restoration or replacement of any Improvements and personal property or fixtures located on the Real Property without in any way affecting the lien of this Mortgage or the obligation of Grantor or any other person for payment of the Obligations, provided (x) that there shall then be no uncured Event of Default, and (y) that all such damage can, using reasonable diligence, be restored to a condition substantially equivalent to that which existed immediately prior to the occurrence of such casualty within a reasonable time thereafter.

(d) Grantor shall, at its sole cost and expense, and without regard to whether the insurance proceeds shall be sufficient for such purpose, restore, repair, replace, and rebuild the Mortgaged Property as nearly as possible to its value, condition and character immediately prior to such damage or destruction. In such event, all insurance proceeds paid to Grantor on account of such damage or destruction, less the actual costs, fees and expenses, if any, incurred in connection with adjustment of the loss, shall be released by Mortgagee to be applied to payment (to the extent of actual restoration performed) of the cost of such restoration. If the insurance proceeds are so made available by Mortgagee for restoration, any surplus which may remain out of said proceeds after payment of the cost of restoration shall, at the option of Mortgagee, be applied to the Obligations or be paid to any party entitled thereto and under the conditions that Mortgagee may require. Insurance proceeds shall be applied to the cost of restoration and released to or at the direction of Grantor pursuant to Mortgagee's standard and customary construction disbursement requirements, including without limitation as follows:

(i) Grantor shall submit to Mortgagee, promptly after the date of such damage or destruction, complete plans and specifications for the restoration. The plans and specifications shall be subject to the approval of Mortgagee. Mortgagee shall, within thirty (30) days after submission thereof, either approve the plans and specifications or serve written notice upon Grantor of disapproval thereof, setting forth Mortgagee's objections thereto.

(ii) Grantor shall submit to Mortgagee for approval a copy of all material contracts and agreements relating to the restoration.

(iii) Once a month or at any other time as may be agreed upon during the progress of the restoration, and upon the written request of Grantor, Mortgagee shall, from the insurance proceeds and subject to the conditions described below, pay to Grantor an amount equal to ninety percent (90%) of the payment to be made for all work done, materials supplied and services rendered in respect of such restoration during such month or other period. At the completion of the restoration, the balance of the insurance proceeds to the extent of and as required to complete the payment of the cost of Restoration shall be paid to Grantor.

(iv) Grantor shall submit to Mortgagee the following at the time of each request for an advance, which shall be conditions precedent to payment:

A. A certificate signed by Grantor and Grantor's architect or engineer (whichever is appropriate) providing that:

1. The sum then requested either has been paid by Grantor or is justly due to contractors, subcontractors, materialmen, engineers, architects or other persons who have rendered services or furnished materials for the restoration therein specified; the names and addresses of such persons, a brief description of such services and materials, the amounts so paid or due to each of said persons in respect thereto; that no part of such expenditures has been or is being made the basis, in any previous or then pending request, for the withdrawal of insurance money or has been made out of the proceeds of insurance received by Grantor; and that the sum then requested does not exceed the value of the services and materials described in the certificate.

2. Except for the sum requested in such certificate, retention payments and sums reasonably disputed by Grantor in connection with the restoration, there is no outstanding indebtedness known to the person signing such certificate, after due inquiry, for labor, wages, materials, supplies or services in connection with the restoration which, if unpaid, might become the basis of a vendor's, mechanic's, laborer's, or materialmen's statutory or similar lien upon the Mortgaged Property or any part thereof.

3. The cost, as estimated by the persons signing such certificate, to complete the restoration subsequent to the date of such certificate, does not exceed the amount of the insurance proceeds, plus any amount deposited by Grantor with Mortgagee to defray such cost and remaining in the hands of Mortgagee after payment of the sum requested in such certificate.

4. The restoration so far completed is in substantial accordance with the plans and specifications therefor and any change orders approved, in writing, by Mortgagee.

B. A title report or endorsement by a title company acceptable to Mortgagee or any other evidence reasonably satisfactory to Mortgagee showing that there has not been filed with respect to the Mortgaged Property or the Land any vendor's, mechanic's, laborer's, materialmen's or other similar lien which has not been discharged of record, except that which will be discharged by payment of the amount then requested.

(v) During the restoration, Mortgagee, and any architect, engineer or other representative whom Mortgagee may select to act on its behalf, may inspect the restoration. Grantor shall keep on the building site copies of all plans, shop drawings and specifications relating to the restoration and permit Mortgagee or its architect, engineer or other representative to examine such plans, drawings and specifications at all reasonable times, or, in the alternative, shall furnish Mortgagee with copies thereof. If during the restoration, Mortgagee or its architect, engineer or other representative, determines that the materials do not substantially conform to the approved specifications or that the Mortgaged Property is not being restored in accordance with the approved plans (including any change orders approved, in writing, by Mortgagee), notice shall be given to Grantor specifying in detail the particular deficiency, omission or other respect in which it is claimed that the restoration does not conform with such plans and specifications as approved. Upon the receipt of any such notice and a copy of any report or inspection upon which such notice is based, Grantor shall take all necessary action to correct any such deficiencies, omissions or otherwise, and if necessary for the purpose of effectuating such corrections, shall immediately remove such materials, replace such construction and furnish materials in accordance with such plans and specifications or with materials of equal quality as those provided for in such plans and specifications.

(e) If, while any insurance proceeds are being held by Mortgagee to reimburse Grantor for the cost of rebuilding or restoration of the Mortgaged Property, an event of default shall occur under any Swap Document, Mortgagee shall be entitled to apply all such insurance proceeds then held by it in reduction of the Obligations in such order and manner as Mortgagee may, in its discretion, determine, and any excess held by it over the amount of the Obligations shall be returned to Grantor or any party entitled thereto without interest.

(f) If the Mortgaged Property is sold following foreclosure or if Mortgagee acquires title to the Mortgaged Property, Mortgagee shall have all the right, title and interest of Grantor in and to any proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

6. No Further Encumbrances; No Disposition. Grantor shall not, except for occupancy leases entered into in the ordinary course of Grantor's business and utility easements serving the Mortgaged Property, make, create, or suffer to be made or created any sale, transfer, conveyance, assignment or further encumbrance of the Mortgaged Property, or any part thereof, or any interest therein or any contract or agreement to do any of the same without Mortgagee's prior written consent, which consent may be withheld in Mortgagee's sole and absolute discretion. A sale, transfer, conveyance or assignment means the conveyance by Grantor of any legal or equitable right, title or interest in the Mortgaged Property, or any part thereof, whether such conveyance is voluntary or involuntary, by outright sale, deed, installment sale contract, land contract, lease option contract, or any other method of transferring any interest in real property. Any encumbrance means a lien, mortgage or any other encumbrance subordinate to this Mortgage. Further, in the event of default under any of the provisions of this Section 6, Mortgagee may, without notice to Grantor, deal with such successor or successors in interest with reference to this Mortgage, the Obligations and the Transaction Documents and in the same manner as with Grantor.

7. Condemnation. Grantor shall promptly notify Mortgagee of any action or proceeding relating to any condemnation or other taking, whether direct or indirect of the Mortgaged Property, or part thereof, and Grantor shall appear in and prosecute any such action or proceedings unless otherwise directed by Mortgagee in writing. Grantor authorizes Mortgagee at Mortgagee's option, as attorney in fact for Grantor, (which authorization shall be irrevocable, being coupled with an interest in the Mortgaged Property for the duration of this Mortgage) to commence, appear in and prosecute, in Mortgagee's or Grantor's name, any action or proceeding relating to any condemnation or other taking of the Mortgaged Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking; provided, however, that Mortgagee shall not settle or compromise any claim without the consent of Grantor, which consent shall not be unreasonably withheld, unless there shall then be an uncured Event of Default (in which case the Mortgagee may grant or withhold its consent in its sole discretion). The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Mortgaged Property or any part thereof, or for conveyance in lieu of condemnation, are hereby assigned to and shall be paid to Mortgagee; and all condemnation money so received shall be forthwith applied by Mortgagee to the restoration of the Mortgaged Property, subject to all of the conditions for restoration of the Mortgaged Property set forth in Section 5 hereof, or otherwise to the payment of the Obligations, with any surplus being payable to Grantor.

8. Maintenance, Alterations and Compliance. (a)  Grantor will at all times: (i) maintain the Mortgaged Property in good repair, free from waste or nuisance of any kind, and will make (or cause to be made) all repairs, replacements, improvements and additions which may be necessary to preserve and so maintain the Mortgaged Property; (ii) comply with all applicable laws, ordinances and regulations affecting the Mortgaged Property and its use; (iii) except as otherwise agreed by Mortgagee in writing, not alter, destroy or remove any of the Improvements, fixtures or personal property included within the Mortgaged Property or permit the Mortgaged Property to be altered, destroyed or removed by any other person (except for repairs and replacements in the ordinary course of Grantor's business which do not materially and adversely effect the value of the Mortgaged Property); (iv) complete in a good and workmanlike manner any Improvement which is being or may be constructed or repaired thereon; and (v) pay when due all claims for labor performed and material furnished to the Real Property and immediately will remove any lien of mechanics or materialmen or any judgment lien which attaches to the Mortgaged Property.

(b) Grantor represents that all certificates, licenses, and permits (herein collectively "Permits") required by applicable laws, ordinances, codes and regulations for the operation of the Mortgaged Property as currently being operated and for the uses to which it currently is devoted are presently in full force and effect. Grantor shall keep, or cause to be kept, all Permits now or hereafter required in full force and effect and to obtain renewals thereof, and to furnish, upon request, copies thereof to Mortgagee, before expiration.

(c) Notwithstanding the provisions of Subsection 8(a) hereof, Grantor may, at its own expense and after prior written notice to Mortgagee, contest in good faith the validity or the amount of any lien otherwise required to be discharged immediately by Grantor pursuant to the provisions of Subsection 8(a); provided that (i) there is no uncured default or Event of Default at the time of the initiation or during the prosecution of such contest: (ii) such contest is brought in good faith and prosecuted with reasonable diligence: (iii) such contest shall preclude the sale or forfeiture of the Mortgaged Property (or Grantor shall provide Mortgagee with such reasonable security or other assurances as Mortgagee may request in connection with such contest); and (iv) Grantor shall indemnify Mortgagee of and from any and all liability, loss, cost or expense which may be incurred by or asserted against any such party in connection with, or in consequence of, any such contest. If in the judgment of Mortgagee, the nonpayment of any such lien, even if contested in good faith, would materially and adversely affect the lien hereof or Mortgagee's security in the Mortgaged Property, or would subject the Mortgaged Property to imminent sale or forfeiture, Grantor immediately shall cause such lien to be discharged of record. In addition, Grantor may, after prior written notice to Mortgagee and at Grantor's sole cost and expense, challenge the validity or the application to Grantor or the Mortgaged Property of any law, ordinance, regulation or requirement, provided that: (x) Grantor shall provide Mortgagee with such reasonable security as Mortgagee may require in connection with such contest; (y) the prosecution of such contest will be undertaken in good faith and diligence and will defer the enforcement of the subject-matter thereof; and (z) neither Grantor nor Mortgagee will become subject to liability in connection with any non-performance of the disputed matter, and the Mortgaged Property will not be subjected to imminent sale or forfeiture as a result of any such permitted contest.

9. Zoning; Tax Parcels.

(a) Grantor shall not modify or amend the zoning classification of the Mortgaged Property without the prior, written consent of the Mortgagee.

(b) Grantor shall not impair the integrity of the Land as one or more complete and separate subdivided zoning lots and tax parcels. Without limiting the foregoing Grantor warrants that the Land includes only complete tax parcels and subdivided lots or tracts, and that there are no tax parcels or subdivided lots or tracts which are partially within the Land and partially not included within the Land.

10. Mortgagee's Right to Protect Mortgaged Property. On the occurrence and at any time during the pendency of any Event of Default, and in addition to any and all other rights and remedies which may then be available to Mortgagee, Mortgagee may, in its discretion and without further notice or demand upon Grantor (but with no obligation to do so and without releasing Grantor from any obligation), or any receiver appointed with respect to the Mortgaged Property may, make payment of any such sums and perform any such covenants and obligations which have not been timely and fully paid and performed, in such manner and to such extent as Mortgagee or such receiver may deem necessary for the protection of the Mortgaged Property. Grantor immediately upon demand shall repay all sums so advanced and all costs and expenses incurred by Mortgagee in exercise of the foregoing rights (including, without limitation, reasonable costs of evidence of title, court costs, appraisals, surveys, environmental consultants', and receivers', trustees' and attorneys' fees and expenses), with interest at the Default Interest Rate specified in the Note from the date of such payments or advances. All sums so advanced or expended, with interest as aforesaid, shall be secured hereby.

11. Further Assurances. Grantor shall execute, acknowledge, and deliver such documents and instruments consistent with the terms of this Mortgage which Mortgagee may request for the purpose of confirming the lien, operation and effect of this Mortgage.

12. Responsibility for Compliance with Environmental Laws. (a) The following definitions shall apply to this Section:

(i) "Hazardous Materials" means: (A) any hazardous wastes and/or toxic chemicals, materials, substances or wastes as defined by or for the purposes of any of the Environmental Laws (as hereinafter defined); (B) any "oil", as defined by the Clean Water Act, as amended from time to time, and regulations promulgated thereunder (including crude oil or any fraction thereof and any petroleum products or derivatives thereof); (C) any substance, the presence of which is prohibited, regulated or controlled by any other applicable federal or state or local laws, regulations, statutes or ordinances now in force or hereafter enacted relating to waste disposal or environmental protection or relating to the exposure to, or manufacture, possession, presence, use, generation, storage, transportation, treatment, release, emission, discharge, disposal, abatement, cleanup, removal, remediation or handling of any such substance; (D) any asbestos or asbestos-containing materials, polychlorinated biphenyls ("PCBs") in the form of electrical equipment, fluorescent light fixtures with ballasts, cooling oils or any other form, urea formaldehyde, atmospheric radon at levels over four picocuries per cubic liter; (E) any solid, liquid, gaseous or thermal irritant or contaminant, such as smoke, vapor, soot, fumes, alkalis, acids, chemicals, pesticides, herbicides, sewage, industrial sludge or other similar wastes; (F) industrial, nuclear or medical by-products; and (G) any regulated substances contained in any underground storage tank(s).

(ii) "Environmental Laws" means all present and future laws, statutes, ordinances, rules, regulations, orders, and determinations of any governmental authority, pertaining to health, protection of the environment, natural resources, conservation, wildlife, waste management, regulation of activities involving Hazardous Materials, and pollution, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act ("Superfund" or "CERCLA"), 42 U.S.C. SS 9601 et seq., the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), 42 U.S.C. SS 9601(2)(D), the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. SS 6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act (the "Clean Water Act"), 33 U.S.C. SS 1251 et seq., the Clean Air Act ("CAA"), 42 U.S.C. SS 7401 et seq., and the Toxic Substances Control Act ("TCSA"), 15 U.S.C. SS 2601 et seq., as amended from time to time.

(iii) "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping in violation of Environmental Laws and includes any "threatened" Releases.

(iv) "Losses" means any and all costs associated with any actions, claims, damages, defenses, demands, disbursements, expenses, fees, fines, judgments, lawsuits, liabilities, liens, losses, obligation, penalties, and/or proceedings (including, but not limited to, all reasonable attorneys' fees and all other reasonable professional or consultants' expenses) incurred in investigating, preparing for, serving as a witness in or defending against any action or proceeding whether actually commenced or threatened, which may be asserted against or incurred by Indemnified Persons (as hereinafter defined).

(v) "Proceeding" means any judicial, quasi-judicial, administrative or governmental proceeding brought pursuant to the Environmental Laws which may give rise to Losses hereunder.

(b) Subject to the terms of Subsections (e) and (f) of this Section 12, Grantor hereby agrees to indemnify, save, defend and hold harmless Mortgagee and its officers and directors, and their successors and assigns (collectively, the "Indemnified Persons"), from and against the full amount of any and all Losses arising from, in respect of, as a consequence of or in connection with any of the following:

(i) the Release of and the necessary containment, control, detoxification, remediation, removal and/or storage of any Hazardous Materials in, on, under, or from the Real Property;

(ii) any claims or actions asserted by any person or entity (including, without limitation, any governmental agency or quasi-governmental authority, board, bureau, commission, department, instrumentality or public body, court, or administrative tribunal (a "Governmental Agency")), in connection with or in any way arising out of the generation, manufacturing, presence, use, transportation, treatment, storage, disposal, or Release of any Hazardous Material in, on, under, or from the Real Property, either prior to or after the date of this Mortgage and either prior to or after the time that Grantor became owner of the Real Property;

(iii) the violation or claimed violation of any Environmental Laws with respect to the Real Property, whether such violation or claimed violation occurred prior to or after the date of this Mortgage and regardless of whether such violation occurred prior to or after the time that Grantor became owner of the Real Property; and

(iv) all foreseeable and all unforeseeable consequences of items described in clauses (i), (ii) and (iii) above resulting in Losses.

(c) All amounts paid pursuant to this Mortgage in respect of any and all Losses shall be due and payable as such Losses are incurred. Within a reasonable time after any such Losses are incurred, Mortgagee shall so notify Grantor; provided, however, that failure or delay by Mortgagee to give such notice shall not relieve Grantor from any liability, duty or obligation hereunder. Grantor will pay interest on any amount not paid within ten (10) days from the date written notice of such Losses is received by Grantor, return receipt requested, at the Default Interest Rate.

(d) Grantor agrees to promptly notify Mortgagee of any Release of Hazardous Materials upon the Real Property or of any litigation or proceedings pending, threatened or commenced (whether or not served) against Grantor or any other party in connection with any Release of Hazardous Materials from the Real Property in any way affecting the Real Property and of the receipt of any notice from any Governmental Agency with regard to any Release of Hazardous Materials from or affecting the Real Property. Grantor shall immediately upon receipt provide Mortgagee with true, complete and correct copies of all such notices and other documentation related to said notices, litigation or proceedings. So long as any Indemnified Person is the holder of a mortgagee encumbering the Real Property, Grantor shall not settle any claim relating to the Real Property under or on account of any Environmental Law without Mortgagee's prior written consent, which will not be unreasonably withheld. Further, if Mortgagee at any time shall become a mortgagee in possession or a successor in interest to Grantor by foreclosure or deed in lieu of foreclosure with respect to all or part of the Real Property, Grantor shall not settle any claim relating to the Real Property under or on account of any Environmental Law without Mortgagee's prior written consent which consent, may be withheld in Mortgagee's sole and absolute discretion.

(e) After receipt by Mortgagee of notice of the commencement of any Proceeding, Mortgagee will, if a claim in respect thereof is to be made against the Grantor under this Section 12, notify the Grantor of the commencement thereof in writing; provided, however, that the failure to give such notice will not constitute a waiver of any right of Mortgagee or any other Indemnified Person (a) to any advance or indemnification hereunder except to the extent that the Grantor may be prejudiced by the failure of Mortgagee to give such notice, but then only to the extent of such prejudice, or (b) to release Grantor from any obligation to indemnify Mortgagee or any other Indemnified Person which the Grantor may otherwise have to Mortgagee or any other Indemnified Person.

(f) Grantor shall have the following obligations to defend any Indemnified Person:

(i) Upon request of any Indemnified Person, Grantor shall be bound to and defend any and all actions or proceedings that may be brought against such Indemnified Person in connection with or arising out of the matters covered by this Section 12. In the event that Grantor is defending an Indemnified Person, Grantor may settle a claim against the Indemnified Person only with the Indemnified Person's prior written consent, which consent may be withheld in the Indemnified Person's sole and absolute discretion.

(ii) If an Indemnified Person has required Grantor to defend it, such defense shall be conducted (at Grantor's sole cost and expense) by reputable attorneys retained by Grantor, reasonably satisfactory to the Indemnified Person. In addition, the Indemnified Person shall have the right to participate in such proceedings and to be represented by attorneys of its own choosing. In such case, the Indemnified Person shall be responsible for the cost of such participation unless the Indemnified Person shall have concluded in its sole discretion that the interest of the Indemnified Person and of Grantor in the action conflict in such a manner and to such an extent as to require, consistent with applicable standards of professional responsibility, the retention of separate counsel for the Indemnified Person, in which event Grantor shall pay for separate counsel chosen by the Indemnified Person. If Grantor does not timely commence the defense of any such proceeding, Mortgagee may conduct, at Grantor's expense, the defense of such proceeding and Grantor will be obligated to pay the amount of any adverse final judgment or decree rendered in such proceedings and will also be obligated to pay all costs and expenses incurred in connection with such proceedings including attorneys' fees.

(g) In any action to enforce or interpret this Section 12, the Indemnified Persons shall be entitled to receive from the Grantor all costs including, but not limited to, reasonable attorneys' fees and all costs of defense incurred in connection therewith.

(h) There is no time limitation on Grantor's obligations to indemnify under this Section 12. All of the obligations set forth herein shall survive the repayment of the Obligations and the release of this Mortgage and shall survive the transfer of any or all right, title and interest in and to the Real Property by Grantor to any party. Grantor waives all present and future statutes of limitations as a defense to any action to enforce the provisions of this Section. Grantor acknowledges and agrees that any amounts owed and the obligations herein stated shall survive and continue to be in full force and effect notwithstanding a foreclosure conducted pursuant to this Mortgage, the making of a deed in lieu of foreclosure by Grantor in favor of Mortgagee, or a transfer of any other interest in the Real Property, whether by Mortgagee or any of its successors or assigns.

13. Security Agreement. (a) Grantor and Mortgagee agree: (i) that, in addition to this Mortgage constituting a mortgage lien on the Real Property, this Mortgage also shall constitute and serve as a security agreement within the meaning of the Ohio Uniform Commercial Code (the "Code") with respect to that portion of the Mortgaged Property which is personal property or fixtures, and all replacements of such property, substitutions for such property, additions to such property, and the proceeds thereof (said personal property, fixtures, replacements, substitutions, additions and the proceeds thereof being sometimes herein collectively referred to as the "Collateral"); (ii) that a security interest in and to the Collateral is hereby granted to Mortgagee; and (iii) that all right, title, and interest of Grantor in and to the Collateral granted to Mortgagee pursuant to the terms of this Mortgage shall secure payment and performance by Grantor of the Obligations. In addition to any other rights and remedies of Mortgagee hereunder, Mortgagee shall have all the rights of a secured party under Chapter 1309 of the Ohio Revised Code with respect to the Collateral.

(b) Grantor shall not further encumber or grant a security interest in the Collateral or any part thereof to any person other than Mortgagee without the prior written consent of Mortgagee, and the Collateral shall at all times be owned by Grantor. Grantor specifically shall not own or acquire any of the Collateral by conditional sales agreement or in any other manner whereby the ownership or any beneficial interest (including any security interest) in any of the Collateral shall be held by any person or entity other than Grantor. Furthermore, to the extent permitted by law, Grantor hereby authorizes Mortgagee to sign and file financing statements at any time in respect of any of the Collateral, without such financing statements being executed by Grantor, but Grantor shall, however, at any time on request of Mortgagee, execute, or cause to be executed, financing statements in respect of any of the Collateral. Grantor shall pay all filing fees, including fees for filing continuation statements in connection with such financing statements, and shall reimburse Mortgagee for all costs and expenses of any kind incurred in connection therewith.

14. Management. Grantor shall not enter into any agreement providing for third-party management or leasing of the Mortgaged Property without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld or delayed.

15. Use of Premises. Grantor shall use, or cause to be used, the Mortgaged Property principally and continuously as an apartment complex, and for no other use or purpose without Mortgagee's consent.

16. Books and Records; Financial Information. Grantor will keep or cause to be kept proper books of record in accordance with generally accepted accounting principals consistently applied with respect to the Mortgaged Property. Mortgagee shall have the right to inspect the books and records relating to the operation of the Mortgaged Property and to make copies thereof at all reasonable times and upon reasonable notice to Grantor.

17. Default. The occurrence of any one or more of the of the following events shall constitute an "Event of Default" under this Mortgage:

(a) An Event of Default shall occur under any Transaction Document and shall remain uncured beyond the expiration of any period of notice or grace applicable to such event thereunder;

(b) An Event of Default shall occur under the First Mortgage or any First Mortgage Document and shall remain uncured after the expiration of any period of notice or grace, or both, applicable to such Event of Default thereunder;

(c) Any payment for Impositions is not made as required herein or any other payment (other than as specified in Section 17(a) above) due under any of the Transaction Documents is not made as and when required thereby;

(d) Grantor shall abandon the Real Property, shall sell, lease, assign, convey or transfer (or contract to so sell, lease, assign, convey or transfer) all or any part of the Mortgaged Property except to the extent expressly permitted by the terms hereof, file or cause to be filed any lien or encumbrance against the Mortgaged Property except as expressly permitted by the terms hereof or of the Loan Documents, or grant or modify any easement affecting the Premises (except utility easements for utilities benefitting the Mortgaged Property) without first obtaining Mortgagee's written consent;

(e) Grantor shall assign all or any part of the Rents

to any person or entity other than Mortgagee without first obtaining Mortgagee's written consent;

(f) Grantor shall make a general assignment for the benefit of creditors, become insolvent or file a petition for voluntary bankruptcy or shall file a petition or answer seeking reorganization or an arrangement or composition, extension or readjustment of its indebtedness or its consent to the appointment of a receiver or trustee of its property or any part thereof;

(g) A petition for proceedings in bankruptcy or for reorganization or for an arrangement or composition, extension or readjustment of the indebtedness of the Grantor shall be filed against Grantor and Grantor shall admit the material allegations thereof, or an order, judgment or decree shall be made approving such petition, or a receiver or trustee of Grantor or its property or any part thereof shall be appointed and the same is not dismissed within 60 days of the filing thereof; or

(h) Grantor defaults in the performance, observance, or compliance of any covenant or agreement on its part to be performed, observed, or complied with hereunder (other than those defaults specified in subclauses 17(a) through 17(g) above) or in any other Loan Document and fails to cure the same within thirty (30) days after written notice of such default from Mortgagee to Grantor unless such default is not susceptible to being cured within thirty (30) days in which event the time shall be extended so long as Grantor is proceeding in good faith and with due diligence to cure the same;

and in any and every such case Mortgagee, at its option, may, after the occurrence and during the pendency of an Event of Default and subject to the applicable terms of the Swap Documents, declare the Obligations to be immediately due and payable as provided in Section 18 below, and Mortgagee may proceed forthwith to enforce the same and exercise all rights, remedies, and recourses as are hereafter set forth or otherwise provided at law or in equity, including foreclosure of this Mortgage.

18. Acceleration of Maturity. Mortgagee may, after the occurrence and during the pendency of an Event of Default, in its discretion but subject to the applicable provisions of the Swap Documents, declare the Obligations to be immediately due and payable, without any presentment, demand, protest, or notice of any kind not otherwise required to be furnished pursuant to the Swap Documents; in that event, Grantor shall make payment thereof immediately.

19. Receiver. Upon commencement of any judicial proceedings to enforce any right under this Mortgage, the court in which such proceeding is brought, at any time thereafter, without notice to Grantor or any party claiming under (such notice being hereby expressly waived) and without reference to the then value of the Mortgaged Property, to the solvency or insolvency of any person liable for any part of the Obligations or other grounds for extraordinary relief, may appoint a receiver for the benefit of Mortgagee with power to take immediate possession of the Mortgaged Property, manage, rent and collect the Rents, and the Rents, when collected may be applied toward the payment of the Obligations and the costs, taxes, insurance and other items necessary for the protection and preservation of the Mortgaged Property, including the expenses of such receivership. Mortgagee's right to a receiver shall be absolute and unconditional once an Event of Default occurs.

20. Mortgagee's Additional Remedies. Mortgagee may, after the occurrence and during the pendency of any Event of Default, institute appropriate judicial proceedings or proceed with any right or remedy, independent of or in aid of the power of entry hereinbefore conferred, as it may deem best for the protection and enforcement of its rights hereunder or to foreclose the lien hereof, or to enforce any right or remedy available to it under the laws of the State of Ohio, or to cause the Mortgaged Property to be sold as a whole or in parcels under the judgment or decree of a court or courts of competent jurisdiction, or may proceed to protect and enforce its rights by any other proper legal or equitable remedy as it shall deem most effectual.

21. Waiver. To the full extent that Grantor may lawfully do so, Grantor waives all errors and imperfections in any proceedings instituted by Mortgagee to enforce any of its rights or remedies under any Loan Documents and all benefit of any present or future moratorium law or any other present or future law, regulation, or judicial decision which: (a) exempts any of the Mortgaged Property or any other property, real or personal, or any part of the proceeds arising from any sale thereof from attachment, levy, or sale under execution; (b) provides for any stay of execution, marshalling of assets, exemption from civil process, redemption, extension of time for payment or valuation or appraisement of any of the Mortgaged Property; or (c) conflicts with any provision of any of the Transaction Documents.

22. Cumulative Remedies. Every right and remedy provided in this Mortgage shall be cumulative of every other right or remedy of Mortgagee whether herein or by law conferred and may be enforced concurrently therewith; no acceptance of the performance of any obligation as to which Grantor shall be in default, or waiver of particular or single performance of any obligation or observance of any covenant, shall be construed as a waiver of the obligation or covenant or as a waiver of any other default then, theretofore or thereafter existing.

23. Expenses. Grantor shall pay all filing and recording fees, and all expenses incident to the execution and acknowledgement of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property, and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Transaction Documents, this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. Grantor shall pay or reimburse Mortgagee, upon demand therefor, for all costs and expenses, including appraisal and reappraisal costs of the Mortgaged Property and attorneys' fees, which Mortgagee may incur in connection with enforcement proceedings hereunder, attorneys' fees incurred by Mortgagee in any other suit, action, legal proceeding or dispute of any kind in which Mortgagee is made a party or appears as party plaintiff or defendant, affecting the Obligations, this Mortgage, or the Mortgaged Property, or required in protecting or sustaining the lien of this Mortgage.

24. Advances. This Mortgage secures the unpaid balance of certain Obligations which may be advanced, and other financial accommodations which may be extended to or for the benefit of Borrower under the Swap Documents after this Mortgage is delivered for recording. The making of such advances and other accommodations is obligatory on the part of Mortgagee subject to the terms and conditions set forth in the Swap Documents. The maximum amount of the unpaid balance of all Obligations (in the aggregate and exclusive of interest thereon and advances made pursuant hereto for the payment of taxes, insurance premiums, and for protection of the Mortgaged Property) which may be outstanding at any time is $10,000,000. In addition to any other debt or obligation secured hereby, this Mortgage shall also secure unpaid balances of advances made with respect to the Mortgaged Property for the payment of taxes, assessments, insurance premiums, and costs incurred for maintaining the Improvements on, or for the protection of, the Mortgaged Property.

25. Mechanics' Lien Law. Mortgagee shall be and hereby is authorized and empowered to do, as mortgagee, all things provided to be done in the mechanics' lien laws of the State of Ohio (including Section 1311.14 of the Ohio Revised Code), and all acts amendatory or supplementary thereto.

26. Notices. All notices required hereunder shall be in writing and shall be deemed properly served if delivered in person or if sent by registered or certified mail with postage prepaid and return receipt requested, by overnight courier service or by facsimile transmittal to the following addresses (or to such other addresses as either party may subsequently designate):

If to Mortgagee:

NATIONAL CITY BANK

National City Center

1900 East Ninth Street

Cleveland, Ohio 44114

Attn: Gary L. Wimer, Senior Vice-President

Investment Real Estate Division

Fax: (216) 575-3160

If to Grantor:

ASSOCIATED ESTATES REALTY CORPORATION

5025 Swetland Court

Cleveland, Ohio 44143-1467

Attn: Greg Golz, Vice-President

Fax: (216) 797-8719

with a copy concurrently to:

ASSOCIATED ESTATES REALTY CORPORATION

5025 Swetland Court

Cleveland, Ohio 44143-1467

Attn: Martin A. Fishman, Esq., General Counsel

Fax: (216) 797-8719

All notices, demands, deliveries or other communications required hereunder shall be deemed received on the date of a signed receipt, if delivered in person, or, if sent by facsimile, on the date of sending by facsimile.

27. Assignment of Rents, Income, Proceeds and Leases. Grantor hereby assigns and grants a security interest to Mortgagee in all the cash, accounts, accounts receivable, general intangibles, rents and income derived or arising from Grantor's business operations on the Real Property as additional security for the Obligations; Mortgagee may, at any time after the occurrence and during the pendency of an Event of Default hereunder, without any additional notice and without regard to the adequacy of any security for the Obligations and with or without the appointment of a receiver, to enter upon and take possession of the Mortgaged Property and collect such cash, accounts, accounts receivable, general intangibles, rents and income, including those past due and unpaid and apply the same, less the cost of operation, maintenance and repair and reasonable collection, management and attorney fees, in reduction of any Obligations in such order as Mortgagee may determine. The collection of such cash, accounts, accounts receivable, general intangibles, rents and income shall not cure or waive any default hereunder. Mortgagee shall not be liable to Grantor, anyone claiming under or through Grantor or anyone having an interest in the Mortgaged Property by reason of anything done or left undone by Mortgagee under this Article, and Grantor shall indemnify Mortgagee and each of the Lenders from any and all liability, loss or damage which it may incur under any lease or by reason of assignment thereof and from any claims or demands which may be asserted against it by reason of any alleged obligation on its part to perform any of the terms of said lease; provided, however, that the obligation so to indemnify shall not extend to liability arising from or occasioned by any actions taken by Mortgagee or any receiver appointed for Mortgagee after the date Mortgagee or any such receiver has assumed control of the Mortgaged Property. Grantor warrants that there are no outstanding assignments or pledges of the cash, accounts, accounts receivable, general intangibles, rents and income derived or arising from Grantor's business operations on the Real Property.

28. Obligations Unconditional. The obligations of the Grantor to make payments of any and all amounts due hereunder shall be absolute and unconditional without defense or set-off by reason of any default whatsoever, including, without limitation a default by any tenant of the Mortgaged Property under any lease with the Grantor or under any other agreement or instrument between the Mortgagee and the Grantor, and such payments to Mortgagee shall not be decreased, abated, postponed or delayed for any reason whatsoever, including without limitation, any acts or circumstances that may constitute failure of consideration, destruction of or damage to the Mortgaged Property, the taking of any part of the Mortgaged Property, commercial frustration of purpose, failure of any person to perform or observe any agreement, whether expressed or implied, or any duty, liability or obligation arising out of or connected with this Mortgage, the Note, or any other Loan Document, or failure of any resident or occupant of the Mortgaged Property to pay the fees, rentals or other charges owed to Grantor, and irrespective of whether or not any such resident or occupant of the Mortgaged Property receives either partial or total reimbursement as a credit against such payment, it being the intention of the parties that the payments required of the Grantor hereunder will be paid in full when due without any delay or diminution whatsoever.

29. Applicable Law. This Mortgage shall be construed, interpreted, enforced, and governed by and in accordance with the laws of the State of Ohio.

30. Waiver of Jury Trial. ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (I) UNDER THIS MORTGAGE OR ANY OTHER TRANSACTION DOCUMENT, OR (II) ARISING FROM ANY OBLIGATIONS OR CONTRACTUAL RELATIONSHIP EXISTING IN CONNECTION WITH THIS MORTGAGE OR ANY OTHER TRANSACTION DOCUMENT IS HEREBY WAIVED BY GRANTOR, AND IT IS EXPRESSLY AGREED BY GRANTOR THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

31. Severability. In the event that any one or more of the provisions of this Mortgage shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part, or in any respect, or in the event that any one or more of the provisions of this Mortgage shall operate, or would prospectively operate, to invalidate this Mortgage, then, and in any such event, such provision or provisions only shall be deemed to be null and void and of no force or effect and shall not affect any other provision of this Mortgage, and the remaining provisions of this Mortgage shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

32. Captions. The section titles or captions contained in this Mortgage are for convenience only and shall not be deemed to define, limit or otherwise modify the scope or intent of this Mortgage.

33. Variation in Pronouns. All the terms and words used in this Mortgage, regardless of the number and gender in which they are used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context or sense of this Mortgage or any paragraph or clause herein may require, the same as if such word had been fully and properly written in the correct number and gender.

34. Binding Effect. The provisions of this Mortgage shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns and the covenants of Grantor herein shall run with the land.

PROVIDED, ALWAYS, that if Grantor shall pay and comply with all of the Obligations in accordance with the terms of this Mortgage and the other Transaction Documents at all times during the pendency thereof, then and in that case, the Mortgaged Property hereby conveyed and all rights and interests therein and thereto shall revert to Grantor and the estate, right, title and interest of Mortgagee therein shall thereupon cease, determine and become void, and in such case Mortgagee shall execute and deliver to Grantor at the cost of Grantor, an appropriate release and discharge of this Mortgage in form to be recorded.

IN WITNESS WHEREOF, this instrument has been executed at Cleveland, Ohio as of the date first above written.

Signed and acknowledged

in the presence of: ASSOCIATED ESTATES REALTY CORPORATION

By: /s/ Greg Golz

Print Name:

Name: Greg Golz

Print Name: Title: Vice President

STATE OF Illinois )

) SS.

COUNTY OF Cook )

Before me, a Notary Public in and for said County

and State, personally appeared the above-named ASSOCIATED ESTATES REALTY CORPORATION, an Ohio corporation, by GREG GOLZ, the Vice President of such corporation, who acknowledged that he did sign the foregoing instrument for and on behalf of said corporation, and that the same is the free act and deed of said corporation, and his free act and deed individually and as such officer.

IN TESTIMONY WHEREOF, I have hereunto set my hand

and official seal at River Forest, Illinois, this 16th day of February, 2000.

Notary Public

This instrument prepared by:

William K. Smith, Esq.

Taft, Stettinius & Hollister LLP

Bond Court Building, Suite 600

1300 East Ninth Street

Cleveland, Ohio 44114

EXHIBIT A

EXHIBIT B